As filed with the Securities and Exchange Commission on May 29, 2015

1933 Act File No. 033-11387

1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 219	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 218	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 220 East Las Colinas Boulevard Suite 1200 Irving, Texas 75039 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS

May 29, 2015

Share Class
	A	C	Y	Institutional	Investor
American Beacon Acadian Emerging Markets Managed Volatility Fund	ACDAX	ACDCX	ACDYX	ACDIX	ACDPX
American Beacon Crescent Short Duration High Income Fund	ACHAX	ACHCX	ACHYX	ACHIX	ACHPX
American Beacon Earnest Partners Emerging Markets Equity Fund	ABEAX	ABETX	ABEGX	ABEEX	ABEVX
American Beacon SGA Global Growth Fund	SGAAX	SGACX	SGAYX	SGAGX	SGAPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Acadian Emerging Markets Managed Volatility Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the  American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 33 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 43 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%	2.00%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	1.51%	1.53%	1.43%	1.57%	1.73%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.46%	3.23%	2.13%	2.27%	2.43%
Fee Waiver and/or expense reimbursement [2]	(0.70%)	(0.72%)	(0.67%)	(0.91%)	(0.69%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.76%	2.51%	1.46%	1.36%	1.74%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.

[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through May 30, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.75% for the A Class, 2.50% for the C Class, 1.45% for the Y Class, 1.35% for the Institutional Class and 1.73% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$744	$1,235	$1,751	$3,161
C	$354	$928	$1,626	$3,482
Y	$149	$602	$1,083	$2,409
Institutional	$138	$622	$1,132	$2,535
Investor	$177	$692	$1,233	$2,714

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$254	$928	$1,626	$3,482

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual

1	Prospectus – Fund Summaries

Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in securities of companies economically tied to emerging market countries. A company is generally regarded as being economically tied to an emerging markets country if it:

■

is primarily listed on the trading market of an emerging market country;

■

is headquartered in an emerging market country; or

■

derives 50% or more of its revenue from, or has 50% or more of its assets in, an emerging market country.

An emerging market country is one that:

■

has an emerging stock market as defined by the International Finance Corporation;

■

has a low-to middle-income economy according to the World Bank;

■

is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or

■

has a per-capita gross national product of $10,000 or less

The Fund's investment sub-advisor, Acadian Asset Management LLC ("Acadian") seeks absolute return. Acadian's strategy seeks to exploit the mispricing of risk within equities of emerging markets by building a diversified portfolio with predominately lower-volatility stocks. The Fund's sub-advisor uses proprietary transaction cost and liquidity models to minimize market impact and manage turnover. The Fund's sub-advisor seeks to manage volatility by selecting stocks for the Fund's portfolio whose total returns are not expected to fluctuate as dramatically as those of emerging markets equities as a whole and therefore may compound at a steadier pace over time.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, and real estate investment trusts ("REITs"). The Fund may invest in companies of all market capitalizations and convertible securities of any duration. At times, the Fund may use forwards or currency futures to hedge its foreign currency exposure.

The Fund may also invest cash balances in other investment companies, including money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Absolute Return Strategy Risk
The Fund uses a variety of investment strategies intended to achieve a positive total return. The sub-advisor does not attempt to keep the portfolio structure or the Fund's performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index.

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Currency Risk
Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include preferred stocks, common stocks, securities convertible into or exchangeable for common stocks, depositary receipts and REITs. Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting

Prospectus – Fund Summaries	2

standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures ContractRisk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

Hedging Risk
The Fund will employ various hedging strategies. There are a variety of factors that may cause hedges to fail to mitigate risks in the manner expected, such as if an instrument used to hedge fails to demonstrate the expected correlation to the risk being hedged. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Managed Volatility Strategy Risk
Securities purchased for the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, the sub-advisor's managed volatility strategy may not consistently minimize market impact and reduce portfolio turnover. While the sub-advisor's managed volatility strategy may limit the Fund's downside risk over time, the Fund also may experience lesser gains in a rising market.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures and forward contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund commenced operations on September 27, 2013. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

3	Prospectus – Fund Summaries

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 8.29% 2nd Quarter 2014 1/1/2014 through 12/31/2014 Lowest Quarterly Return: -5.31% 4th Quarter 2014 1/1/2014 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	Since Inception
Investor Class	9/27/2013
Returns Before Taxes		1.19%	2.58%
Returns After Taxes on Distributions		0.67%	2.15%
Returns After Taxes on Distributions and Sales of Fund Shares		0.67%	1.77%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
A	9/27/2013	1.19%	(2.20%)
C	9/27/2013	0.45%	1.75%
Y	9/27/2013	1.58%	2.90%
Institutional	9/27/2013	1.58%	2.98%

	1 Year	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
MSCI Emerging Markets Index	(2.19%)	(1.29%)

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Acadian Asset Management LLC.

Portfolio Managers

Acadian Asset Management LLC	Brendan Bradley Senior Vice President and Director of Portfolio Management Since Fund Inception (2013)	Ryan Taliaferro Senior Vice President and Portfolio Manager Since Fund Inception (2013)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

Prospectus – Fund Summaries	4

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

5	Prospectus – Fund Summaries

American Beacon Crescent Short Duration High Income Fund SM

Investment Objective

The Fund's investment objective is high current income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the  American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 33 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 43 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses [1]	1.24%	1.24%	1.19%	1.09%	1.47%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.96%	2.71%	1.66%	1.56%	1.94%
Fee Waiver and/or expense reimbursement [2]	(0.69%)	(0.69%)	(0.69%)	(0.69%)	(0.69%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.27%	2.02%	0.97%	0.87%	1.25%

[1]	Other expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through May 30, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.25% for the A Class, 2.00% for the C Class, 0.95% for the Y Class, 0.85% for the Institutional Class and 1.23% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years
A	$376	$785
C	$305	$776
Y	$99	$456
Institutional	$89	$425
Investor	$127	$542

Assuming no redemption of shares:

Share Class	1 Year	3 Years
C	$205	$776

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual Fund's operating expenses or in the example, affect the Fund's performance. For the period October 1, 2014 through January 31, 2015, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Prospectus – Fund Summaries	6

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in high yield fixed income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody's Investors Service, Inc., or, if unrated, deemed to be below investment grade by Crescent Capital Group LP ("Crescent Capital"), the Fund's sub-advisor. Below investment grade fixed income securities are commonly referred to as "junk bonds."

The fixed-income securities in which the Fund may invest include high yield bonds, corporate bonds, bank loans, senior loans, fixed or floating rate securities, and preferred stock of domestic or foreign issuers. The Fund also may invest in illiquid securities, including investments in private debt instruments. The Fund intends to maintain a dollar-weighted average duration of three years or less.

Crescent Capital's investment strategy is to tactically allocate among fixed and floating rate, secured and unsecured, and public and private credit investments to achieve a high level of current income regardless of the overall credit or interest rate environment. Crescent Capital's investment philosophy is based on a credit-intensive research process that seeks to exploit credit market inefficiencies. The sub-advisor seeks investment opportunities among different types of fixed income securities and a range of market sectors. Crescent Capital seeks to invest in fixed income securities issued by companies that demonstrate one or more of the following characteristics: (i) predictable demand and stable cash flows; (ii) competitive positions in well-defined markets niches; (iii) sustainable margins, profitability and growth; (iv) strong financial and managerial controls; and (v) seasoned management teams.

The Fund may invest cash balances in other investment companies, including money market funds.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Bank Loans and Senior Loans Risk
Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Floating Rate Securities Risk
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to changes in interest rates. When interest rates rise, the prices of most fixed income securities go down. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

7	Prospectus – Fund Summaries

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk
If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The sub-advisor's investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Fund Performance

Performance information for the Fund is not provided because the Fund has not been in operation for a full calendar year.  Performance for the Fund can be accessed on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Crescent Capital.

Portfolio Managers

Crescent Capital	John A. Fekete Managing Director & Portfolio Manager Since Fund Inception (2014)Conrad E. Chen Managing Director & Portfolio Manager Since Fund Inception (2014)	Jonathan R. Insull Managing Director & Portfolio Manager Since Fund Inception (2014)Wayne Hosang Managing Director & Portfolio Manager Since Fund Inception (2014)

Prospectus – Fund Summaries	8

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

9	Prospectus – Fund Summaries

American Beacon Earnest Partners Emerging Markets Equity Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the  American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 33 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 43 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%	2.00%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	4.53%	4.54%	3.35%	4.53%	3.65%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	5.52%	6.28%	4.09%	5.27%	4.39%
Fee Waiver and/or expense reimbursement [2]	(3.76%)	(3.77%)	(2.63%)	(3.91%)	(2.65%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.76%	2.51%	1.46%	1.36%	1.74%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through May 30, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.75% for the A Class, 2.50% for the C Class, 1.45% for the Y Class, 1.35% for the Institutional Class and 1.73% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$744	$1,812	$2,870	$5,466
C	$354	$1,525	$2,763	$5,724
Y	$149	$1,003	$1,874	$4,120
Institutional	$138	$1,228	$2,311	$4,995
Investor	$177	$1,089	$2,012	$4,370

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$254	$1,525	$2,763	$5,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Prospectus – Fund Summaries	10

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers economically tied to emerging market countries. A company is generally regarded as being economically tied to an emerging markets country if it:

■

 is primarily listed on the trading market of an emerging market country;

■

is headquartered in an emerging market country; or

■

derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country.

An emerging market country is one that:

■

has an emerging stock market as defined by the International Finance Corporation;

■

has a low- to middle-income economy according to the World Bank;

■

is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or

■

has a per-capita gross national product of $10,000 or less.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts (collectively referred to as "stocks"), exchange-traded funds ("ETFs"), and real estate investments trusts ("REITs"). The Fund may invest in companies of all market capitalizations and convertible securities of any duration.

The Fund's sub-advisor, EARNEST Partners, LLC ("EARNEST Partners"), selects securities within the emerging markets category using a proprietary screening model and fundamental analysis. EARNEST Partners seeks to outperform the designated benchmark, while controlling volatility and underperformance risk. EARNEST Partners uses screens to attempt to identify the financial and market characteristics that were in place when an individual company produced superior performance. Characteristics include: valuation measures, market trends, operating trends, growth measures, and profitability measures. The investment team then focuses its fundamental analysis on companies it believes are in attractive industries, with developed strategies, talented management teams, sufficient funding, strong performance results, a competitive advantage, and a viable method of profit development. The decision to sell a security is typically made based upon the realization of EARNEST Partners'investment thesis, identification of another stock that it believes has superior return and risk characteristics, or deterioration in the company's prospects due to unsatisfactory business execution, changing market conditions, or other adverse effects.

The Fund may also invest cash balances in other investment companies, including money market funds and ETFs, and may purchase and sell futures or forward contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Currency Risk
Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, and REITs. Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

11	Prospectus – Fund Summaries

Futures ContractRisk
Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that any strategy used will succeed.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs") and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund commenced operations on September 19, 2013. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 3.92% 2nd Quarter 2014 1/1/2014 through 12/31/2014 Lowest Quarterly Return: -3.49% 4th Quarter 2014 1/1/2014 through 12/31/2014

Prospectus – Fund Summaries	12

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	Since Inception
Investor Class	9/19/2013
Returns Before Taxes		(1.47%)	(4.71%)
Returns After Taxes on Distributions		(1.65%)	(4.85%)
Returns After Taxes on Distributions and Sales of Fund Shares		(0.83%)	(3.64%)

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
A	9/19/2013	(1.47%)	(9.09%)
C	9/19/2013	(2.21%)	(5.50%)
Y	9/19/2013	(1.15%)	(4.47%)
Institutional	9/19/2013	(1.15%)	(4.39%)

	1 Year	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
MSCI Emerging Markets Index	(2.19%)	(2.96%)

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is EARNEST Partners.

Portfolio Managers

EARNEST Partners	Paul E. Viera CEO and Partner Since Fund Inception (2013)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

13	Prospectus – Fund Summaries

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	14

American Beacon SGA Global Growth Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the  American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 33 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 43 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	3.41%	3.24%	3.35%	3.33%	4.79%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.16%	4.74%	3.85%	3.83%	5.29%
Fee Waiver and/or expense reimbursement [2]	(2.77%)	(2.60%)	(2.76%)	(2.84%)	(3.92%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.39%	2.14%	1.09%	0.99%	1.37%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.

[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through May 30, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.38% for the A Class, 2.13% for the C Class, 1.08% for the Y Class, 0.98% for the Institutional Class and 1.36% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$708	$1,528	$2,361	$4,506
C	$317	$1,195	$2,177	$4,657
Y	$111	$920	$1,749	$3,903
Institutional	$101	$907	$1,732	$3,881
Investor	$139	$1,233	$2,320	$5,009

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$217	$1,195	$2,177	$4,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

15	Prospectus – Fund Summaries

Principal Investment Strategies

The Fund will invest in securities of issuers located throughout the world, including the United States ("U.S."). Under normal circumstances, the Fund will invest primarily in equity securities, with at least 40% of the Fund's net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by the sub-advisor). The Fund considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S. The Fund may invest up to 25% of its net assets in the securities of companies located in countries included in the MSCI Emerging Markets and Frontier Markets Indices.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Fund may invest in companies of all market capitalizations, but will generally invest in large and medium capitalization companies and convertible securities of any duration. SGA considers large and medium sized companies to be those with market capitalizations above $10 billion and from $2 billion to $10 billion, respectively, at the time of purchase. The Fund will allocate its assets among various regions and countries (but in no less than three non-U.S. countries). The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer and may focus its investments in fewer issuers than a Fund with a diversified portfolio. From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions.

SGA may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates. The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund's investment sub-advisor, Sustainable Growth Advisers, LP ("SGA") uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Fund's portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA will sell a portfolio holding when it believes the security's fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds.").

Currency Risk
Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

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Futures and Forward Contracts, including NDFs. Forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward currency transactions, including NDFs, and forward currency contracts include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Prospectus – Fund Summaries	16

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, securities convertible into or exchangeable for common stocks, depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.

Hedging Risk
 If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments. Since the Fund is non-diversified, its NAV and total return may fluctuate more or be subject to greater declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds ("ETFs"), business development companies and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

17	Prospectus – Fund Summaries

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to the MSCI All Country World Index, which is the Fund's benchmark index, the MSCI All Country World Growth Index, which was the benchmark index of the Fund's predecessor.

The Investor Class shares of the Fund have adopted the performance history and financial statements of the shares of the Fund's predecessor. The performance of the Fund's Investor Class shares shown in the chart and table below represent the returns achieved by the shares of the Fund's predecessor from December 31, 2010 to October 4, 2013, and the performance of the Investor Class shares from October 4, 2013 through December 31, 2013. The table below also shows the performance of the Fund's A, C, Y and Institutional Class shares, which reflects the returns achieved by the shares of the Fund's predecessor from December 31, 2010 through October 4, 2013, and the performance of each of the Fund's respective share classes from October 4, 2013 through December 31, 2013. In each case, the newer share classes would have had similar annual returns to the predecessor fund's shares because the shares of each class represent investments in the same portfolio of securities. However, shares of the predecessor fund had different expenses than the newer classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 16.02% 1st Quarter 2012 1/1/2011 through 12/31/2014 Lowest Quarterly Return: -14.13% 3rd Quarter 2011 1/1/2011 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	Since Inception
Investor Class	12/31/2010
Returns Before Taxes		1.05%	9.64%
Returns After Taxes on Distributions		0.16%	9.20%
Returns After Taxes on Distributions and Sales of Fund Shares		0.99%	7.54%

	1 Year	Since 12/31/2010
Share Class (Before Taxes)
A	0.98%	8.01%
C	0.18%	9.34%
Y	1.27%	9.71%
Institutional	1.34%	9.75%

	1 Year	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
MSCI All Country World Index	4.16%	8.31%
MSCI All Country World Growth Index	5.43%	8.85%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

Prospectus – Fund Summaries	18

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is SGA.

Portfolio Managers

SGA	George P. Fraise Portfolio Manager Since Fund Inception (2010)*Robert L. Rohn Portfolio Manager Since Fund Inception (2010)*	Gordon M. Marchand Portfolio Manager Since Fund Inception (2010)*
*	Predecessor Fund inception date.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

19	Prospectus – Fund Summaries

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

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The American Beacon Acadian Emerging Markets Managed Volatility Fund's investment objective is long-term capital appreciation.

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The American Beacon Crescent Short Duration High Income Fund's investment objective is high current income with capital appreciation as a secondary objective.

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The American Beacon Earnest Partners Emerging Markets Equity Fund's investment objective is long-term capital appreciation.

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The American Beacon SGA Global Growth Fund's investment objective is long-term capital appreciation.

Each Fund's investment objective is ''non-fundamental,'' which means that it may be changed by the Funds' Board of Trustees (''Board'') without the approval of Fund shareholders.

80% Investment Policies

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The American Beacon Acadian Emerging Markets Managed Volatility Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies economically tied to emerging market countries at the time of purchase.

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The American Beacon Earnest Partners Emerging Markets Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers economically tied to emerging market countries.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

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develops overall investment strategies for each Fund,

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selects and changes sub-advisors,

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allocates assets among sub-advisors,

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monitors and evaluates the sub-advisor's investment performance,

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monitors the sub-advisor's compliance with the Funds' investment objectives, policies and restrictions,

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oversees the Funds' securities lending activities and actions taken by the securities lending agent to the extent applicable, and

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directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

Each Fund's assets are currently allocated by the Manager to one sub-advisor. Each sub-advisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. One condition of the order is that whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change and make a separate finding that the change is in the best interests of the Funds and its shareholders and does not involve a conflict of interest from which the Manager or a sub-advisor derives an inappropriate advantage. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

American Beacon Acadian Emerging Markets Managed Volatility Fund

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Acadian Asset Management LLC

American Beacon Crescent Short Duration High Income Fund

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Crescent Capital Group LP

American Beacon Earnest Partners Emerging Markets Equity Fund

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EARNEST Partners, LLC

American Beacon SGA Global Growth Fund

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Sustainable Growth Advisers, LP

Prospectus – Additional Information About the Funds	20

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the ''Investment Company Act''), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Currencies

A Fund may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options and foreign currency futures contracts and related options as well as currency swaps (see ''Derivative Investments''), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (''forwards''). A Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may invest in the following derivative instruments:

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Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception.

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. NDF currency contracts are forward contracts where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather,upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

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Depositary Receipts . American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts ("EDRs") are in bearer form and traded in European securities markets. Global Depositary Receipts ("GDRs") are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts

21	Prospectus – Additional Information About the Funds

("NVDRs") represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

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Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Corporate debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). A Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. A Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When a Fund purchases assignments from lenders, a Fund will acquire direct rights against the borrower on the loan.

A Fund may acquire bank and senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

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High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a subadvisor to be of similar quality. These types of securities are also commonly referred to as ''junk bonds''.

Floating Rate Securities

The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Foreign Currency Forwards

A Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts, including NDFs, in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Prospectus – Additional Information About the Funds	22

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity.  The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board of Trustees ("Board"), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Other Investment Company Securities

A Fund at times may invest in shares of other investment companies, including money market funds. A Fund may invest in investment company securities advised by the Manager or the sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies certain of the principal risk factors of each Fund in light of their respective principal investment strategies.  These risk factors are explained following the table.

Risk	Acadian Emerging Markets Managed Volatility Fund	Crescent Short Duration High Income Fund	Earnest Partners Emerging Markets Equity Fund	SGA Global Growth Fund
Absolute Return Strategy Risk	X
Allocation Risk	X	X	X	X
Bank Loans and Senior Loan Risk		X
Counterparty Risk	X		X	X
Credit Risk		X		X
Currency Risk	X		X	X
Derivatives Risk				X
Equity Investments Risk	X		X	X
Floating Rate Securities		X
Foreign Currency Forward Contracts Risk	X		X
Foreign Investing Risk & Emerging Markets Risk	X	X	X	X
Futures Contract Risk	X		X

23	Prospectus – Additional Information About the Funds

Growth Companies Risk				X
Hedging Risk	X			X
High Yield Securities Risk		X
Illiquid and Restricted Securities Risk		X
Interest Rate Risk		X
Investment Risk	X	X	X	X
Issuer Risk	X	X	X	X
Large Capitalization Companies Risk				X
Liquidity Risk		X		X
Managed Volatility Strategy Risk	X
Market Risk	X	X	X	X
Market Timing Risk	X		X	X
Mid-Capitalization Companies Risk	X		X	X
Non-Diversification Risk				X
Other Investment Companies Risk	X	X	X	X
Preferred Stock Risk		X
Sector Risk		X	X	X
Securities Lending Risk				X
Securities Selection Risk	X	X	X	X
Segregated Assets Risk	X		X	X
Small Capitalization Companies Risk	X		X
Unrated Securities Risk		X
Valuation Risk				X

Absolute Return Strategy Risk

A Fund uses a variety of investment strategies intended to achieve a positive total return. A sub-advisor does not attempt to keep the portfolio structure or a Fund's performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of absolute return strategies has typically been substantially independent of longer term movements in the stock and bond markets. Interest rate levels and currency valuations will not always respond as the portfolio managers expect and portfolio securities may remain over- or under-valued. Because a significant portion of the fund's assets may be invested in a particular geographic region or country, the value of fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that is not so invested.

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Bank Loans and Senior Loans Risk

Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Bank loans and senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, a Fund will have to reinvest the proceeds in other loans or securities that may pay lower interest rates. Senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since a Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Prospectus – Additional Information About the Funds	24

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon , or is derived from, a reference asset, such as one ore more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments that provide economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a futures contract can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit). Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. With respect to certain derivatives, including swaps, forwards and written options, if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

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Currency Swaps. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps may be leveraged and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value.  Currency swaps are subject to currency risk. They also involve credit risk.

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund.  A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions, including foreign currency forward transactions, include risks associated with fluctuations in foreign currency.

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Futures Contracts. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Portfolio. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Hedging Risk. Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to a Portfolio. In addition, an Adviser may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If a Portfolio uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Portfolio's return, or create a loss. A Portfolio is not required to hedge and may choose not to do so.

Equity Investments Risk

Equity securities are subject to market risk. A Fund's investments in equity securities may include equity securities such as common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, ADRs and depositary receipts. Such investments may expose the Funds to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

25	Prospectus – Additional Information About the Funds

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

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Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

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REITs. Real estate investment trusts or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

Floating Rate Securities Risk

The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Additionally, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. Floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments have potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5)less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies,  (6) increased price volatility and (7) delays in transaction settlement in some foreign markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in an out favor, depending on market conditions and investor sentiment. A Fund's growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

High Yield Securities Risk

Investing in below-investment grade securities (commonly referred to as ''junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer's default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Prospectus – Additional Information About the Funds	26

Illiquid and Restricted Securities Risk

Section 4(a)(2) securities are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a Section 4(a)(2) security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration.  If, during such a delay, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Investment Risk

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. During such periods, certain investments held by a Fund maybe difficult to sell at favorable times or prices. Also, during such periods, redemptions by a few large investors in a Fund may have a significant adverse effect on a Fund's NAV and remaining fund shareholders. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to a Fund.

Managed Volatility Strategy Risk

Securities purchased for a Fund may exhibit higher price volatility than anticipated and a Fund may not be less volatile than the market as a whole. In addition, a sub-advisor's managed volatility strategy may not consistently minimize market impact and reduce portfolio turnover. While a sub-advisor's managed volatility strategy seeks competitive returns with more consistent volatility, the management of volatilty does ensure that the Fund will deliver competitive returns. Additionally, even if successful, a sub-advisor's managed volatilty strategy also may generally result in a Fund's NAV increasing to a lesser degree than the markets (for example, in a risking market with relatively high volatility) or decreasing to a greater degree than the market (for example, in a declining market with relatively low volatility).

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund's investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, in 2008, developments relating to subprime mortgages adversely affected fixed-income markets worldwide. These developments reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders.  There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund's ability to purchase and sell the debt securities. Fixed income market risk also involves the possibility that the value of a Fund's investments in high yield securities will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund's fixed-income and high yield investments to decline regardless of the conditions of the issuers held by a Fund.  There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates and/or tapering of "quantitative easing" measures aimed at stimulating the economy, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect a Fund.

27	Prospectus – Additional Information About the Funds

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares.  While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of securities, issuers, industries or currencies. When a Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies. To the extent that a Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds. A Fund must rely on the underlying fund to achieve its investment objective. If the underlying fund fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting the Fund's performance.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify a Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or our intrinsic value approach may fail to produce the intended results. The portfolio managers' estimate of intrinsic value may be wrong or even if its estimate of intrinsic value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, limit the portfolio managers' flexibility or adversely affect a Fund's ability to meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund's success in achieving its investment objective may depend more heavily on the sub-advisor's credit analysis than if a Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Prospectus – Additional Information About the Funds	28

Valuation Risk

This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Additional Information About Performance Benchmarks

In this Prospectus, the annual total return of each Fund has been or will be compared to one or more broad-based market index(es).  Set forth below is additional information regarding the index to which each Fund's performance is compared.

American Beacon Acadian Emerging Markets Managed Volatility Fund

The Fund's performance is compared to the MSCI Emerging Markets Index.

■

The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

American Beacon Crescent Short Duration High Income Fund

The Fund's performance will be compared to the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index.

■

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

American Beacon Earnest Partners Emerging Markets Equity Fund

The Fund's performance is compared to the MSCI Emerging Markets Index.

■

The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

American Beacon SGA Global Growth Fund

The Fund's performance is compared to the MSCI All Country World Index and MSCI All Country World Growth Index.

■

The MSCI All Country World Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, and it is not possible to invest directly in an index.

■

The MSCI All Country World Growth Index is designed to measure the equity market performance of companies with higher growth values in developed and emerging markets.

Notices Regarding Index Data

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Source BofA Merrill Lynch, used with permission. BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES AND RELATED DATA "AS IS," MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND AMERICAN BEACON AHL MANAGED FUTURES STRATEGY FUND.

29	Prospectus – Additional Information About the Funds

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") ") serves as the Manager and administrator of the Fund(s). The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager's prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P . The acquisition resulted in a change of control of the Manager and the termination of the management and investment advisory agreements of the Fund(s). New management agreements with the Manager and new investment advisory agreements with sub-advisors that have been approved by the Board of Trustees and, to the extent required by law, the shareholders of the Fund(s) became effective upon the closing of the acquisition. There are no changes in the services provided by the Manager or the sub-advisors or the fee rates charged under the new agreements.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator ("CPO") with respect to the Acadian Emerging Markets Managed Volatility Fund and Earnest Partners Emerging Markets Equity Fund in reliance on the delayed compliance date provided by No Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the Commodity Futures Trading Commission ("CFTC"). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5. In addition, on behalf of the Earnest Partners Emerging Markets Equity Fund, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration. The Manager, on behalf of the SGA Global Growth Fund and Crescent Short Duration High Income Fund, has filed a notice claiming  the CFTC Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to each of the Funds.

For the fiscal year ended January 31, 2015, each Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor as a percentage of each Fund's daily average net assets, net of waivers, as follows:

Fund	Aggregate Management and Investment Advisory Fees
American Beacon Acadian Emerging Markets Managed VolatilityFund	0.69%
American Beacon Crescent Short Duration High Income Fund	0.45%
American Beacon Earnest Partners Emerging Markets Equity Fund	0.73%
American Beacon SGA Global Growth Fund	0.49%

The Manager also may receive up to 25% of the net monthly income generated from a Fund's securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, only the American Beacon SGA Global Growth Fund intends to engage in securities lending activities.

American Beacon Crescent Short Duration High Income Fund

A discussion of the Board's consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Fund, the sub-advisor and the Manager, is available in the Fund's annual report for the period ended January 31, 2015.

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, the sub-advisors and the Manager, as applicable, is available in each Fund's annual report for the period ended January 31, 2014.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

ACADIAN ASSET MANAGEMENT LLC ("Acadian") is located at 260 Franklin Street, Boston, MA 02110. Acadian was established in 1986. Acadian is an independent investment adviser registered with the SEC under the Investment Advisers Act of 1940. Acadian is a subsidiary of OMAM Affiliate Holdings, LLC, which is an indirectly wholly-owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. Acadian managed approximately $73 billion in assets as of March 31, 2015.

Brendan O. Bradley is Senior Vice President and Director of Portfolio Management. Mr. Bradley joined Acadian in September 2004 as a senior member of the Research and Portfolio Management team. In 2010, he was appointed Director of Acadian's Managed Volatility Strategies, and in 2013 became Director, Portfolio Management overseeing portfolio management policy. Mr. Bradley is a member of the Acadian Executive and Operating Committees.

Ryan Taliaferro is Senior Vice President, Portfolio Manager. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. He currently serves as lead Portfolio Manager for Managed Volatility strategies. Prior to joining Acadian, Mr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Mr. Taliaferro currently serves on the advisory board of the Journal of Portfolio Management.

CRESCENT CAPITAL GROUP LP ("Crescent Capital") is located at 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025. Crescent Capital began operations in 1991 as Crescent Capital Corporation. Crescent Capital is an investment adviser registered with the SEC under the Investment Advisers

Prospectus – Fund Management	30

Act of 1940. Crescent Capital managed approximately $16 billion in assets as of December 31, 2014. Pursuant to an investment advisory agreement among the Fund, the Manager and the sub-advisor, the Fund has agreed to pay an annualized advisory fee to the sub-advisor based on a percentage of the Fund's average daily assets that is calculated and accrued daily according to the schedule above.

John A. Fekete is Managing Director and Portfolio Manager and serves as lead portfolio manager of the High Yield Bond strategy at Crescent Capital and has held such titles since the formation of Crescent Capital on January 1, 2011. Prior to Crescent Capital, Mr. Fekete was a Senior Vice President in the Leveraged Finance Group of Trust Company of the West ("TCW"), where he joined in 2001. Before joining the Crescent team in 2001, he was a high yield research analyst at Triton Partners in New York City where he was responsible for investments in the gaming, lodging, telecommunications and cable television industries. Mr. Fekete began his career at Philadelphia-based CoreStates Bank, where he served as a credit analyst.

Jonathan R. Insull is a Managing Director and Portfolio Manager and serves as lead portfolio manager of the Bank Loan strategy of Crescent Capital and has held such titles since the formation of Crescent Capital on January 1, 2011. Prior to Crescent Capital, Mr. Insull was a Managing Director in the Leveraged Finance Group of TCW where he joined in 1997. Since joining the Crescent team in 1997, Mr. Insull served in a number of roles of increasing responsibility, including Credit Analyst, Director of Research and Portfolio manager. He previously worked as a credit officer at The Chase Manhattan Bank, and its predecessor institutions, Chemical Bank and Manufacturers Hanover Trust.

Conrad E. Chen is a Managing Director and Portfolio Manager in the High Yield Bond strategy Of Crescent Capital. Mr. Chen has been a Portfolio Manager since January 1, 2014 and Senior Vice President since the founding of Crescent Capital on January 1, 2011. Before joining Crescent Capital, Mr. Chen was Vice President and high yield research analyst in TCW's Leveraged Finance Group, where he joined in 2004. Prior to TCW, he was an investment banker with Standard Capital Group and Gleacher & Co.

Wayne Hosang is a Managing Director and Portfolio Manager in the Bank Loan strategy of Crescent Capital. Mr. Hosang has been a Portfolio Manager since January 1, 2014, and a Senior Vice President and Assistant Portfolio Manager since the founding of Crescent Capital on January 1, 2011. Prior to joining Crescent Capital, Mr. Hosang was Senior Vice President and research analyst in TCW's Leveraged Finance Group. Prior to joining the Crescent team in 2005, he spent four years in Corporate Banking at Société Générale where he managed the bank's credit exposure to corporate clients with a focus on the integrated utility sector during his final two years. From 1993 to 2000, he worked in the loan restructuring and workout groups at TD Securities (USA), Bank of Tokyo-Mitsubishi, and Merrill Lynch & Company.

EARNEST PARTNERS, LLC ("EARNEST Partners") is located at 1180 Peachtree Street, Suite 2300 Atlanta, GA 30309. EARNEST Partners is an investment management firm.  EARNEST Partners has been managing equity portfolios since 1999.  The firm managed approximately $24 billion in assets as of March 31, 2015.

Paul E. Viera is the Chief Executive Officer of EARNEST Partners and portfolio manager of the Fund. Prior to founding EARNEST Partners in 1998, he was a partner and senior member of the investment team at Invesco from 1991 to 1998. Prior to Invesco Mr. Viera was a Vice President with Bankers Trust between 1985 and 1991.

SUSTAINABLE GROWTH ADVISERS, LP ("SGA") is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA had approximately $5.7 billion in assets under management as of March 31, 2015. The Fund is jointly managed by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn.

George P. Fraise is a Portfolio Manager and a member of the firm's Investment Committee. Prior to co-founding SGA in 2003, Mr. Fraise was Executive Vice President of Yeager, Wood & Marshall, Inc., a registered investment advisor, from 2000-2003 where he was a member of the Investment Policy Committee, a member of the Board of Directors and co-manager of the John Hancock U.S. Global Leaders Growth Fund, a mutual fund, and the U.S. Global Leaders Growth Fund, Ltd. an offshore fund. Mr. Fraise began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990, he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment stocks. He also held a senior analyst position at Chancellor Capital Management. In 1997, Mr. Fraise joined Scudder Kemper Investments where he was Senior Vice President and co-manager of the Scudder Large Company Growth Fund until 2000.

Gordon M. Marchand, CFA, CIC is a Portfolio Manager and a member of the firm's Investment Committee. Prior to co-founding SGA in 2003, Mr. Marchand was an executive officer, a member of the Investment Policy Committee and a member of the Board of Directors at Yeager, Wood & Marshall, Inc., a registered investment advisor, from 1984 to 2003. He was also the firm's Chief Operating and Financial Officer. Mr. Marchand began his career as a management consultant for Price Waterhouse. He is a Chartered Financial Analyst ("CFA"), a Chartered Investment Counselor ("CIC") and a Certified Public Accountant ("CPA"). Mr. Marchand is past Chairman, President and a member of the Governing Board of the Investment Adviser Association. He is a member of the CFA Institute.

Robert L. Rohn is a Portfolio Manager and a member of the firm's Investment Committee. Prior to co-founding SGA in 2003, Mr. Rohn was a portfolio manager and principal with W.P Stewart & Co, Ltd. ("W.P. Stewart"), an investment advisory firm noted for managing large-cap growth stock portfolios. During his twelve year tenure with W.P. Stewart, he was CEO of the firm's core U.S. investment business and served as Chairman of the firm's Management Committee. From 1988 through 1991, he was a Vice President with Yeager, Wood & Marshall, Inc., where he was a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.

Valuation of Shares

The price of each Fund's shares is based on its NAV per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined as of the close of the New York Stock Exchange (''NYSE''), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

31	Prospectus – Fund Management

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

Prospectus – Fund Management	32

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund:

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 5.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

American Beacon Crescent Short Duration High Income Fund

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 2.50%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $250,000 or more	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

33	Prospectus – About Your Investment

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund:

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	‡
†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

American Beacon Crescent Short Duration High Income Fund

Amount of Sale/ Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%	0.00% †	††
†

No initial sales charge applies on purchases of $250,000 or more.  A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

††	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund:

There is no sales charge if you invest $1 million or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

American Beacon Crescent Short Duration High Income Fund

There is no sales charge if you invest $250,000 or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

Prospectus – About Your Investment	34

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund:

Brokers who initiate and are responsible for purchases of $1,000,000 or more of Class A shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

American Beacon Crescent Short Duration High Income Fund

Brokers who initiate and are responsible for purchases of $250,000 or more of Class A shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $250,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');

■

IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13- month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares

35	Prospectus – About Your Investment

of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (''CDSC'') — A Class Shares

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund:

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

American Beacon Crescent Short Duration High Income Fund

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or capital gains distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Investor Class, and Institutional Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more (or $250,000 for the American Beacon Crescent Short Duration High Income Fund), the Funds will decline a request to purchase C Class shares for $1,000,000 or more (or $250,000 for the American Beacon Crescent Short Duration High Income Fund).

Prospectus – About Your Investment	36

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper "breakpoint" discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional individual retirement account ("IRA") and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website  www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

37	Prospectus – About Your Investment

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon Acadian Emerging Markets Managed Volatility Fund or American Beacon Earnest Partners Emerging Markets Equity Fund that you have owned for less than 90 days. The redemption fee is paid to the American Beacon Acadian Emerging Markets Managed Volatility Fund or American Beacon Earnest Partners Emerging Markets Equity Fund and is intended to discourage frequent trading and market timing.

If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

■

shares acquired through the reinvestment of dividends and distributions;

■

shares acquired through payroll contributions to a retirement or employee benefit plan;

■

shares redeemed through systematic redemption plans;

■

shares redeemed to return excess IRA contributions;

■

certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

■

redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

■

redemption and exchange transactions made within a ''Qualified Wrap Program'' as defined in the section titled ''Frequent Trading and Market Timing;'' or

■

shares acquired to commence operations of the Funds.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled "Purchase Policies" and "Redemption Policies" for additional limitations that apply to purchase and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same funds will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a fund or share class exchange.

Prospectus – About Your Investment	38

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Funds. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares or $250,000 or more for C Class shares of the American Beacon Cresent Short Duration High Income Fund if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor.

You should include the following information with any order:

■

Your name/Account registration

■

Your account number

■

Type of Transaction requested

■

Name(s) and fund number(s) of funds and class(es)

■

Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon FundsPO Box 219643Kansas City, MO 64121-9643	Overnight Delivery:American Beacon Fundsc/o BFDS330 West 9th StreetKansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$250
A	$ 2,500	$250
Investor	$ 2,500	$250
Y	$100,000	None
Institutional	$250,000	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■

for an account whose address has changed within the last 30 days if proceeds are sent by check.

■

for amounts greater than $100,000.

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate's own resources and constitute what is sometimes referred to as "revenue sharing.''

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund

39	Prospectus – About Your Investment

shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
Investor	$ 2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

■

Access your account through the funds secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Prospectus – About Your Investment	40

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV is known as market timing.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon Acadian Emerging Markets Managed Volatility and American Beacon SGA Global Growth Funds that are sold within 90 days of purchase.

The redemption fee is described further in the ''Redemption Policies'' section. Shareholders may transact one ''round trip'' in a Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

41	Prospectus – About Your Investment

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends) and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "distributions").  The Funds do not have a fixed dividend rate and do not guarantee they will pay any distributions in any particular period. Distributions paid by the Funds with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Acadian Emerging Markets Managed Volatility	Annually	Annually
Crescent Short Duration High Income	Monthly	Annually
Earnest Partners Emerging Markets Equity	Annually	Annually
SGA Global Growth	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of a Fund.

■

Reinvest Only Dividends or Capital Gains Distributions. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different treatment applies to distributions of dividends and net capital gain (as defined in the table below).

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Funds, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Funds. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes

Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of excess of net short-term capital gain over net long-term capital loss *	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss ("net capital gain'') *	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ''qualified dividend income'' (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (''individuals'') (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).

A portion of the dividends a Fund pays to individuals may be ''qualified dividend income'' (''QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.

Prospectus – About Your Investment	42

A Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund's default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and a Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ''net investment income,'' which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual's ''modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

43	Prospectus – About Your Investment

Additional Information

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administration and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Investor Class, and Y Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Funds. Because these distribution and service plan fees are paid out of each Fund's A Class, C Class, Investor Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon Crescent Short Duration High Income Fund

A complete list of holdings for the Funds are made available on the Funds' website on a quarterly basis approximately sixty days after the end of the quarter and remains available for six months thereafter.

American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund

A complete list of the Funds' holdings for the other Funds is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on ''Quick Links'' and then ''Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Prospectus – Additional Information	44

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of that Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request. The financial highlights of the American Beacon SGA Global Growth Fund shown below for Institutional Class shares of the Fund represent the financial history of the Fund's predecessor Fund, SGA Global Growth Fund ("SGA Fund"), a series of the Investment Managers Series Trust, which was acquired by the American Beacon SGA Global Growth Fund in a reorganization on October 4, 2013. The information for the fiscal years ended September 30, 2011, September 30, 2012, and September 30, 2013 has been audited by the SGA Fund's independent registered public accounting firm.

Acadian Emerging Markets Managed Volatility Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 27A to Jan. 31, 2014
Net asset value, beginning of the period	$9.59	$10.00
Income from investment operations
Net investment income	0.13	0.02
Net gains from investments (both realized and unrealized)	0.64	(0.42)
Total income from investment operations	0.77	(0.40)
Less distributions
Dividends from net investment income	(0.12)	(0.01)
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.12)	(0.01)
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$10.24	$9.59
Total ReturnC	8.04%	(4.05	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$13,080	$9,969
Ratios to average net assets:
Expenses before reimbursements	2.26%	4.20	%E
Expenses net of reimbursements	1.35%	1.35	%E
Net investment income, before reimbursements	0.44%	(2.30	%)E
Net investment income, net of reimbursements	1.35%	0.55	%E
Portfolio Turnover	22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

45	Prospectus – Additional Information

Acadian Emerging Markets Managed Volatility Fund
	Y Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 27A to Jan. 31, 2014
Net asset value, beginning of the period	$9.59	$10.00
Income from investment operations
Net investment income	0.04	0.01
Net gains from investments (both realized and unrealized)	0.71	(0.41)
Total income from investment operations	0.75	(0.40)
Less distributions
Dividends from net investment income	(0.12)	(0.01)
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.12)	(0.01)
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$10.22	$9.59
Total ReturnC	7.83%	(4.05	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$4,604	$489
Ratios to average net assets:
Expenses before reimbursements	2.12%	6.19	%E
Expenses net of reimbursements	1.45%	1.45	%E
Net investment income, before reimbursements	0.01%	(4.30	%)E
Net investment income, net of reimbursements	0.68%	0.44	%E
Portfolio Turnover	22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

Prospectus – Additional Information	46

Acadian Emerging Markets Managed Volatility Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 27A to Jan. 31, 2014
Net asset value, beginning of the period	$9.58	$10.00
Income from investment operations
Net investment income	0.07	0.00	B
Net gains from investments (both realized and unrealized)	0.66	(0.41)
Total income from investment operations	0.73	(0.41)
Less distributions
Dividends from net investment income	(0.12)	(0.01)
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.12)	(0.01)
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$10.19	$9.58
Total ReturnC	7.63%	(4.15	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$4,612	$1,326
Ratios to average net assets:
Expenses before reimbursements	2.42%	5.46	%E
Expenses net of reimbursements	1.73%	1.73	%E
Net investment income, before reimbursements	0.12%	(3.60	%)E
Net investment income, net of reimbursements	0.81%	0.13	%E
Portfolio Turnover	22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

47	Prospectus – Additional Information

Acadian Emerging Markets Managed Volatility Fund
	A Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 27A to Jan. 31, 2014
Net asset value, beginning of the period	$9.58	$10.00
Income from investment operations
Net investment income	0.06	0.00	B
Net gains from investments (both realized and unrealized)	0.66	(0.41)
Total income from investment operations	0.72	(0.41)
Less distributions
Dividends from net investment income	(0.12)	(0.01)
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.12)	(0.01)
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$10.18	$9.58
Total ReturnC	7.53%	(4.15	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,215	$554
Ratios to average net assets:
Expenses before reimbursements	2.49%	7.71	%E
Expenses net of reimbursements	1.77%	1.85	%E
Net investment income, before reimbursements	0.09%	(5.92	%)E
Net investment income, net of reimbursements	0.81%	(0.07	%)E
Portfolio Turnover	22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

Prospectus – Additional Information	48

Acadian Emerging Markets Managed Volatility Fund
	C Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 27A to Jan. 31, 2014
Net asset value, beginning of the period	$9.55	$10.00
Income from investment operations
Net investment income	0.02	(0.01)
Net gains from investments (both realized and unrealized)	0.62	(0.43)
Total income from investment operations	0.64	(0.44)
Less distributions
Dividends from net investment income	(0.09)	(0.01)
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.09)	(0.01)
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$10.10	$9.55
Total ReturnC	6.66%	(4.45	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$623	$149
Ratios to average net assets:
Expenses before reimbursements	3.26%	10.04	%E
Expenses net of reimbursements	2.52%	2.60	%E
Net investment income, before reimbursements	(0.90%)	(8.13	%)E
Net investment income, net of reimbursements	(0.16%)	(0.68	%)E
Portfolio Turnover	22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.

49	Prospectus – Additional Information

Crescent Short Duration High Income Fund
	Institutional Class
For a share outstanding throughout the period:	Oct. 1 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.16
Net gains from investments (both realized and unrealized)	(0.32)
Total income from investment operations	(0.16)
Less distributions
Dividends from net investment income	(0.16)
Dividends from net realized gains	–
Return of capital	–
Total distributions	(0.16)
Net asset value, end of period	$9.68
Total ReturnB	(1.65	%)C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$33,903
Ratios to average net assets:
Expenses before reimbursements	2.24	%D
Expenses net of reimbursements	0.85	%D
Net investment income, before reimbursements	3.37	%D
Net investment income, net of reimbursements	4.76	%D
Portfolio Turnover	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is from the period of October 1, 2014 to January 31, 2015 and is not annualized.

Prospectus – Additional Information	50

Crescent Short Duration High Income Fund
	Investor Class
For a share outstanding throughout the period:	Oct. 1 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.14
Net gains from investments (both realized and unrealized)	(0.31)
Total income from investment operations	(0.17)
Less distributions
Dividends from net investment income	(0.14)
Dividends from net realized gains	–
Return of capital	–
Total distributions	(0.14)
Net asset value, end of period	$9.69
Total ReturnB	(1.67	%)C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$190
Ratios to average net assets:
Expenses before reimbursements	6.21	%D
Expenses net of reimbursements	1.23	%D
Net investment income, before reimbursements	(0.41	%)D
Net investment income, net of reimbursements	4.57	%D
Portfolio Turnover	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is from the period of October 1, 2014 to January 31, 2015 and is not annualized.

51	Prospectus – Additional Information

Crescent Short Duration High Income Fund
	Y Class
For a share outstanding throughout the period:	Oct. 1 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.15
Net gains from investments (both realized and unrealized)	(0.32)
Total income from investment operations	(0.17)
Less distributions
Dividends from net investment income	(0.15)
Dividends from net realized gains	–
Return of capital	–
Total distributions	(0.15)
Net asset value, end of period	$9.68
Total ReturnB	(1.68	%)C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$99
Ratios to average net assets:
Expenses before reimbursements	7.71	%D
Expenses net of reimbursements	0.95	%D
Net investment income, before reimbursements	(2.11	%)D
Net investment income, net of reimbursements	4.64	%D
Portfolio Turnover	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is from the period of October 1, 2014 to January 31, 2015 and is not annualized.

Prospectus – Additional Information	52

Crescent Short Duration High Income Fund
	A Class
For a share outstanding throughout the period:	Oct. 1 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.14
Net gains from investments (both realized and unrealized)	(0.32)
Total income from investment operations	(0.18)
Less distributions
Dividends from net investment income	(0.14)
Dividends from net realized gains	–
Return of capital	–
Total distributions	(0.14)
Net asset value, end of period	$9.68
Total ReturnB	(1.78	%)C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$98
Ratios to average net assets:
Expenses before reimbursements	7.97	%D
Expenses net of reimbursements	1.25	%D
Net investment income, before reimbursements	(2.37	%)D
Net investment income, net of reimbursements	4.36	%D
Portfolio Turnover	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is from the period of October 1, 2014 to January 31, 2015 and is not annualized.

53	Prospectus – Additional Information

Crescent Short Duration High Income Fund
	C Class
For a share outstanding throughout the period:	Oct. 1 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.12
Net gains from investments (both realized and unrealized)	(0.32)
Total income from investment operations	(0.20)
Less distributions
Dividends from net investment income	(0.12)
Dividends from net realized gains	–
Return of capital	–
Total distributions	(0.12)
Net asset value, end of period	$9.68
Total ReturnB	(2.03	%)C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$98
Ratios to average net assets:
Expenses before reimbursements	8.70	%D
Expenses net of reimbursements	2.00	%D
Net investment income, before reimbursements	(3.12	%)D
Net investment income, net of reimbursements	3.59	%D
Portfolio Turnover	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is from the period of October 1, 2014 to January 31, 2015 and is not annualized.

Prospectus – Additional Information	54

Earnest Partners Emerging Markets Equity Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 19A to Jan. 31, 2014
Net asset value, beginning of the period	$8.89	$10.00
Income from investment operations
Net investment income	0.06	(0.02)
Net gains from investments (both realized and unrealized)	0.43	(1.09)
Total income from investment operations	0.49	(1.11)
Less distributions
Dividends from net investment income	(0.04)	–
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.04)	–
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$9.34	$8.89
Total ReturnC	5.51%	(11.10	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$2,872	$3,175
Ratios to average net assets:
Expenses before reimbursements	5.26%	10.52	%E
Expenses net of reimbursements	1.35%	1.35	%E
Net investment income, before reimbursements	(3.26%)	(9.70	%)E
Net investment income, net of reimbursements	0.65%	(0.53	%)E
Portfolio Turnover	17%	28	%F

A	Commencement of operations.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 19, 2013 through January 31, 2014 and is not annualized.

55	Prospectus – Additional Information

Earnest Partners Emerging Markets Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 19A to Jan. 31, 2014
Net asset value, beginning of the period	$8.88	$10.00
Income from investment operations
Net investment income	0.05	(0.02)
Net gains from investments (both realized and unrealized)	0.44	(1.1)
Total income from investment operations	0.49	(1.12)
Less distributions
Dividends from net investment income	(0.04)	–
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.04)	–
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$9.33	$8.88
Total ReturnC	5.52%	(11.20	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$979	$116
Ratios to average net assets:
Expenses before reimbursements	4.08%	14.61	%E
Expenses net of reimbursements	1.45%	1.45	%E
Net investment income, before reimbursements	(2.14%)	(13.67	%)E
Net investment income, net of reimbursements	0.49%	(0.51	%)E
Portfolio Turnover	17%	28F	%

A	Commencement of operations.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 19, 2013 through January 31, 2014 and is not annualized.

Prospectus – Additional Information	56

Earnest Partners Emerging Markets Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 19A to Jan. 31, 2014
Net asset value, beginning of the period	$8.87	$10.00
Income from investment operations
Net investment income	0.05	(0.03)
Net gains from investments (both realized and unrealized)	0.42	(1.1)
Total income from investment operations	0.47	(1.13)
Less distributions
Dividends from net investment income	(0.04)	–
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.04)	–
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$9.30	$8.87
Total ReturnC	5.30%	(11.30	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,485	$100
Ratios to average net assets:
Expenses before reimbursements	4.38%	15.15	%E
Expenses net of reimbursements	1.73%	1.73	%E
Net investment income, before reimbursements	(2.33%)	(14.26	%)E
Net investment income, net of reimbursements	0.32%	(0.85	%)E
Portfolio Turnover	17%	28	%F

A	Commencement of operations.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 19, 2013 through January 31, 2014 and is not annualized.

57	Prospectus – Additional Information

Earnest Partners Emerging Markets Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 19A to Jan. 31, 2014
Net asset value, beginning of the period	$8.87	$10.00
Income from investment operations
Net investment income	0.02	(0.04)
Net gains from investments (both realized and unrealized)	0.44	(1.09)
Total income from investment operations	0.46	(1.13)
Less distributions
Dividends from net investment income	(0.04)	–
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.04)	–
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$9.29	$8.87
Total ReturnC	5.19%	(11.30	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$94	$89
Ratios to average net assets:
Expenses before reimbursements	5.55%	15.21	%E
Expenses net of reimbursements	1.79%	1.85	%E
Net investment income, before reimbursements	(3.54%)	(14.35	%)E
Net investment income, net of reimbursements	0.22%	(0.99	%)E
Portfolio Turnover	17%	28	%F

A	Commencement of operations.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 19, 2013 through January 31, 2014 and is not annualized.

Prospectus – Additional Information	58

Earnest Partners Emerging Markets Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Sept. 19A to Jan. 31, 2014
Net asset value, beginning of the period	$8.85	$10.00
Income from investment operations
Net investment income	(0.05)	(0.06)
Net gains from investments (both realized and unrealized)	0.43	(1.09)
Total income from investment operations	0.38	(1.15)
Less distributions
Dividends from net investment income	(0.04)	–
Dividends from net realized gains	–	–
Return of capital	–	–
Total distributions	(0.04)	–
Redemption fees added to beneficial interestsB	–	–
Net asset value, end of period	$9.19	$8.85
Total ReturnC	4.29%	(11.50	%)D
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$92	$89
Ratios to average net assets:
Expenses before reimbursements	6.31%	15.97	%E
Expenses net of reimbursements	2.54%	2.60	%E
Net investment income, before reimbursements	(4.29%)	(15.10	%)E
Net investment income, net of reimbursements	(0.53%)	(1.74	%)E
Portfolio Turnover	17%	28	%F

A	Commencement of operations.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 19, 2013 through January 31, 2014 and is not annualized.

59	Prospectus – Additional Information

SGA Global Growth Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Four months ended Jan. 31, 2014		Year Ended Sept. 30, 2013		Year Ended Sept. 30, 2012		Dec. 31E to Sept. 30, 2011
Net asset value, beginning of the period	$13.05	$13.15		$12.04		$9.48		$10.00
Income from investment operations
Net investment income	0.06	0.01		(0.04	)D	(0.05	)D	(0.04	)D
Net gains from investments (both realized and unrealized)	0.72	0.15		1.36		2.61		(0.48)
Total income from investment operations	0.78	0.16		1.32		2.56		(0.52)
Less distributions
Dividends from net investment income	(0.03)	–		–		–		–
Dividends from net realized gains	(0.37)	(0.26)		(0.21)		–		–
Return of capital	–	–		–		–		–
Total distributions	(0.40)	(0.26)		(0.21)		–		–
Redemption fees added to beneficial interests	–	–		–		–		–
Net asset value, end of period	$13.43	$13.05		$13.15		$12.04		$9.48
Total ReturnA	5.98%	1.13	%B	11.21	%G	27.00	%G	(5.20	%)B,G
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,106	$4,738		$4.00		$2.00		$1.00
Ratios to average net assets:
Expenses before reimbursements	3.82%	5.28	%C	8.00%		12.02%		28.14	%C
Expenses net of reimbursements	0.98%	1.00	%C	1.75%		1.75%		1.74	%C
Net investment income, before reimbursements	(2.41%)	(4.12	%)C	(6.56%)		(10.76%)		(26.92	%)C
Net investment income, net of reimbursements	0.42%	0.16	%C	(0.31%)		(0.49%)		(0.52	%)C
Portfolio Turnover	38%	15	%F	39%		41%		48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
E	Commencement of operations for the Predecessor Fund.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.
G

Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Prospectus – Additional Information	60

SGA Global Growth Fund
	Y Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Oct. 4D to Jan. 31, 2014
Net asset value, beginning of the period	$13.05	$13.25
Income from investment operations
Net investment income	0.04	0.00	F
Net gains from investments (both realized and unrealized)	0.72	0.06
Total income from investment operations	0.76	0.06
Less distributions
Dividends from net investment income	(0.03)	–
Dividends from net realized gains	(0.37)	(0.26)
Return of capital	–	–
Total distributions	(0.4)	(0.26)
Redemption fees added to beneficial interests	–	–
Net asset value, end of period	$13.41	$13.05
Total ReturnA	5.83%	0.37	%B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$120	$105
Ratios to average net assets:
Expenses before reimbursements	3.84%	10.23	%C
Expenses net of reimbursements	1.08%	1.08	%C
Net investment income, before reimbursements	(2.44%)	(9.09	%)C
Net investment income, net of reimbursements	0.32%	0.06	%C
Portfolio Turnover	38%	15	%E

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.
F	Amounts represent less than $0.01 per share.

61	Prospectus – Additional Information

SGA Global Growth Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Oct. 4D to Jan. 31, 2014
Net asset value, beginning of the period	$13.03	$13.25
Income from investment operations
Net investment income	0.01	(0.01)
Net gains from investments (both realized and unrealized)	0.72	0.05
Total income from investment operations	0.73	0.04
Less distributions
Dividends from net investment income	(0.03)	–
Dividends from net realized gains	(0.37)	(0.26)
Return of capital	–	–
Total distributions	(0.40)	(0.26)
Redemption fees added to beneficial interests	–	–
Net asset value, end of period	$13.36	$13.03
Total ReturnA	5.60%	0.22	%B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$108	$107
Ratios to average net assets:
Expenses before reimbursements	5.28%	10.37	%C
Expenses net of reimbursements	1.36%	1.36	%C
Net investment income, before reimbursements	(3.88%)	(9.22	%)C
Net investment income, net of reimbursements	0.05%	(0.22	%)C
Portfolio Turnover	38%	15	%E

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

Prospectus – Additional Information	62

SGA Global Growth Fund
	A Class
For a share outstanding throughout the period:	Year Ended January 31, 2015		Oct. 4D to Jan. 31, 2014
Net asset value, beginning of the period	$13.03		$13.25
Income from investment operations
Net investment income	0.00	F	0.00	F
Net gains from investments (both realized and unrealized)	0.72		0.04
Total income from investment operations	0.72		0.04
Less distributions
Dividends from net investment income	(0.03)		–
Dividends from net realized gains	(0.37)		(0.26)
Return of capital	–		–
Total distributions	(0.40)		(0.26)
Redemption fees added to beneficial interests	–		–
Net asset value, end of period	$13.35		$13.03
Total ReturnA	5.53%		0.22	%B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$435		$363
Ratios to average net assets:
Expenses before reimbursements	4.19%		8.22	%C
Expenses net of reimbursements	1.42%		1.48	%C
Net investment income, before reimbursements	(2.78%)		(6.91	%)C
Net investment income, net of reimbursements	(0.01%)		(0.17	%)C
Portfolio Turnover	38%		15	%E

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.
F	Amounts represent less than $0.01 per share.

63	Prospectus – Additional Information

SGA Global Growth Fund
	C Class
For a share outstanding throughout the period:	Year Ended January 31, 2015	Oct. 4D to Jan. 31, 2014
Net asset value, beginning of the period	$13.00	$13.25
Income from investment operations
Net investment income	(0.05)	(0.04)
Net gains from investments (both realized and unrealized)	0.66	0.05
Total income from investment operations	0.61	0.01
Less distributions
Dividends from net investment income	(0.03)	–
Dividends from net realized gains	(0.37)	(0.26)
Return of capital	–	–
Total distributions	(0.4)	(0.26)
Redemption fees added to beneficial interests	–	–
Net asset value, end of period	$13.21	$13.00
Total ReturnA	4.69%	(0.01	%)B
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$393	$109
Ratios to average net assets:
Expenses before reimbursements	4.77%	11.36	%C
Expenses net of reimbursements	2.16%	2.23	%C
Net investment income, before reimbursements	(3.41%)	(10.22	%)C
Net investment income, net of reimbursements	(0.80%)	(1.09	%)C
Portfolio Turnover	38%	15	%E

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

Prospectus – Additional Information	64

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the SEC.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE,Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

American Beacon

PROSPECTUS

May 29, 2015

Share Class
	A	C	Y	Institutional	Investor
American Beacon Global Evolution Frontier Markets Income Bond Fund	AGUAX	AGECX	AGEYX	AGEIX	AGEPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

American Beacon Global Evolution Frontier Markets Income Fund SM

Investment Objective

The Fund's investment objective is to seek income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the  American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 16 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 29 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%	2.00%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	1.04%	1.42%	0.95%	1.40%	1.23%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.86%	2.99%	1.52%	1.97%	1.80%
Fee Waiver and/or expense reimbursement [2]	(0.29%)	(0.67%)	(0.25%)	(0.80%)	(0.25%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.57%	2.32%	1.27%	1.17%	1.55%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.

[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through May 30, 2016 to the extent that Total Annual Fund Operating Expenses exceed 1.55% for the A Class, 2.30% for the C Class, 1.25% for the Y Class, 1.15% for the Institutional Class and 1.53% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$627	$1,005	$1,407	$2,529
C	$335	$862	$1,513	$3,261
Y	$128	$456	$805	$1,791
Institutional	$118	$541	$988	$2,231
Investor	$157	$542	$952	$2,095

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$235	$862	$1,513	$3,261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual Fund's operating expenses or in the example, affect the Fund's performance. For the period February 25, 2014 through January 31, 2015, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

1	Prospectus – Fund Summary

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that are economically tied to frontier market countries. Investments economically tied to frontier market countries may include securities, currencies, and derivative investments. The Fund may also make investments that are economically tied to more developed emerging market countries. The Fund's investments are expected to include primarily frontier and emerging market sovereign and quasi-sovereign debt instruments, such as obligations issued or guaranteed by foreign (non-U.S.) governments, their agencies or instrumentalities and political subdivisions, and investments that provide exposure to sovereign and quasi-sovereign debt instruments, including credit-linked and other types of structured notes (which may use special purpose vehicles ("SPVs")), swaps, options, futures, and forward contracts, warrants, callable securities, municipal securities, inflation index linked securities, restricted securities, and variable and floating-rate securities.

An investment is generally regarded as being economically tied to a frontier market country if:

■

it is traded in a frontier market country;

■

the issuer is a government agency or guaranteed by a sovereign government agency, including a regional or municipal government within the country, or quasi-governmental agency of a frontier market country;

■

the issuer is organized under the laws of, or that maintains its principal place of business in, a frontier market country;

■

the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a frontier market country;

■

the value is linked to one of the above categories; or

■

it is a derivative instrument whose value is linked to one of the above categories.

Frontier market countries are represented by countries typically characterized by developing financial markets as well as developing economies and political systems. A frontier market country is one that is typically located in the Asia-Pacific region, Central or Eastern Europe, the Middle East, Central or South America, Caribbean, or Africa. Frontier market countries generally include all countries except the developed and emerging market countries that are constituents of the MSCI All Country World Index.

The countries that comprise frontier markets change from time to time. The Fund's investment sub-advisor, Global Evolution USA, LLC ("Global Evolution"), may invest in any countries that it reasonably determines to be classified as frontier market countries. In making investment decisions for the Fund, Global Evolution employs a top-down investment process that focuses on macroeconomic and political risk, as well as active country risk. Global Evolution's investment process includes monitoring of investment guidelines, individual trades and investment strategies and general portfolio risk monitoring.

The Fund's investments in derivatives may include structured products, including credit-linked and structured notes, options, futures contracts, including interest rate and Treasury futures contracts, forward contracts (including non-deliverable forwards ("NDFs")), swaps, and similar instruments. The types of swaps that the Fund may enter into include credit default swaps, interest rate swaps, total return swaps, cross-currency swaps, and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. Derivative instruments allow the Funds to obtain economic exposure to a frontier or emerging market country without directly holding its securities. For example, derivatives may be used where regulatory or other restrictions make it difficult or undesirable for the Fund to invest directly in a frontier or emerging market investment. Subject to applicable regulatory restrictions, there is no limit on the amount of the Fund exposure to any one counterparty.

The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies, currency derivatives, and currency hedging are established to extract value or reduce risk.

The Fund does not have specific requirements for investment yield, duration, maturity, market capitalization, or minimum credit quality rating, and may invest without limitation in securities, and trade with counterparties, which are rated below investment grade (commonly known as "high-yield debt securities" or "junk bonds") (BB or lower by Standard & Poor's Rating Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or the unrated equivalent. The Fund may actively purchase and sell securities and, therefore, may have high portfolio turnover. The Fund may achieve capital appreciation when a stronger macro economic and political situation for frontier market countries leads to lower yields, lower credit spreads and potentially stronger currencies.

The Fund may also invest cash balances in other investment companies, including money market funds.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking income and, to a lesser degree, capital appreciation from a fund that typically invests in fixed income, currency, and derivative instruments economically tied to frontier markets. Those investors should be willing to assume the counterparty, credit, currency, derivative, investment, market, sovereign debt, and other risks associated with investing in less developed markets. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely

Prospectus – Fund Summary	2

payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Currency Risk
 The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts, including both non-deliverable forwards ("NDFs") and deliverable forwards, in non-U.S. currencies, non-U.S. currency futures contracts, options (including non-deliverable options ("NDOs") on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

■

Credit-Linked Notes. Credit-linked notes ("CLNs") are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. They also are subject to currency risk, liquidity risk, valuation risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

■

Futures and Forward Contracts, including NDFs. Futures and forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

■

Hedging. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

■

Options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.

■

Structured Notes. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

■

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations and currency swaps are subject to currency risk.

■

Sovereign Warrants. The Fund may invest in warrants that represent the right to receive payments if an identified revenue, commodity price or economic measure within a frontier or emerging market country, such as the price or volume of domestically produced oil or the growth of the country's gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

3	Prospectus – Fund Summary

Frontier Markets Risk
Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Illiquid and Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Inflation Index Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index linked security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. Inflation index linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates).

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to changes in interest rates. When interest rates rise, the prices of most fixed income securities go down. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk
The Fund's use of futures, forward contracts, swaps or other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's net asset value ("NAV") to be volatile.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Municipal Securities Risk
Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security as they become due. A downgrade in the issuer's or security's credit rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments. Since the Fund is non-diversified, its NAV and total return may fluctuate more or be subject to greater declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prospectus – Fund Summary	4

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Sovereign and Quasi Sovereign Debt Risk
The Fund normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country's economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Unrated Securities Risk
Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the sub-advisors' credit analysis than if the Fund invested exclusively in rated securities.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk
The interest rates payable on variable and floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

Fund Performance

Performance information for the Fund is not provided because the Fund has not been in operation for a full calendar year.  Performance for the Fund can be accessed on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Global Evolution USA, LLC.

Portfolio Managers

Global Evolution USA, LLC	Morten Bugge Chief Investment Officer Since Fund Inception (2014)Lars Peter Nielsen Senior Portfolio Manager Since Fund Inception (2014)Kristian Wigh Portfolio Manager Since 2015	Christian Mejrup Senior Portfolio Manager Since Fund Inception (2014)Michael Hansen Senior Strategist Since Fund Inception (2014)

Purchase and Sale of Fund Shares

5	Prospectus – Fund Summary

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summary	6

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund's investment policies, its principal strategies and risks and performance benchmark(s). However, this Prospectus does not describe all of the Fund's investment practices. For additional information, please see the Fund's SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund's investment objective is to seek income with capital appreciation as a secondary objective.

The Fund's investment objective is "non-fundamental", which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund shareholders.

80% Investment Policy

The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that are economically tied to frontier market countries.

If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund:

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develops overall investment strategies for the Fund,

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monitors and evaluates the sub-advisors' investment performance,

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monitors the sub-advisors' compliance with the Fund's investment objectives, policies and restrictions, and

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oversees the Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable.

The assets of the Fund are allocated by the Manager to one sub-advisor, Global Evolution USA, LLC. Global Evolution has full discretion to purchase and sell securities for the Fund in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

The Fund operates in a manager of managers structure. The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. One condition of the order is that whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change and make a separate finding that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or a sub-advisor derives an inappropriate advantage. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Fund may invest in as well as information regarding the Fund's strategy with respect to investment of cash balances.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended ("Investment Company Act"), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

Currencies

The Fund may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options and foreign currency futures contracts and related options as well as cross-currency swaps (see "Derivative Investments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards"). The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Credit-Linked Notes

The Fund may invest a significant portion of its assets in CLNs. CLNs are debt obligations that are issued by limited purpose entities, such as SPVs, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund may invest directly. The Fund may

7	Prospectus – Additional Information About the Fund

invest in CLNs when the Fund's Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

Under the terms of a CLN, the Fund will be entitled to receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a "credit event" occurs with respect to the underlying reference asset or its issuer. Such credit events will include, but will not be limited to payment defaults on the reference asset. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable "deliverable" asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap, as well as to risks resulting from potential conflicts of interest with the CLN issuer or sponsor.

Other Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may invest in the following derivative instruments:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

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Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

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Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a ''long'' position in the underlying futures contract, in the case of a call option, or a ''short'' position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

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Structured Notes. ''Structured'' notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or ''structured'' by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, or commodity or the financial condition of such borrowers.

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Swap Agreements. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the swap transaction are either negotiated by a sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. In an interest rate swap, the Fund and another party exchange the right to receive payments equivalent to interest at differing rates on specified notional principal amounts. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or index during a specified period of time. The underlying asset might be a security or basket of securities or index such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception.

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Sovereign Warrants. Sovereign warrants represent the right to receive payments if an identified revenue, commodity price or economic measure within a frontier or emerging market country, such as the price or volume of domestically produced oil or the growth of the country's gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments because they are priced based on market expectations as to the likelihood and amount of such payments and because investors will receive no payments for any period in which the specified level is not reached. Warrants normally expire after a stated number of years .

Fixed Income Instruments

The Fund's investments in fixed income instruments may include:

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Debt Securities of Supranational Organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

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Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

Prospectus – Additional Information About the Fund	8

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Municipal Securities. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.

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Quasi-Sovereign Debt. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government.

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Restricted Securities. "Restricted securities" generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act of 1933 ("Securities Act") or an exemption. Rule 144A under the 1933 Act allows for a establishes a "safe harbor" from the registration requirements of the Securities Act for resale of restricted securities to qualified institutional buyers.

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Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country's growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

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U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or U.S. Government-sponsored enterprises.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund's principal risk factors in light of its principal investment strategies.

Allocation Risk

The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Callable Securities Risk

The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Currency Risk

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards or options may not always work as intended, and in specific cases the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may not hedge its currency risks.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon , or is derived from, a reference asset, such as one ore more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments that provide economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a futures contract can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit). Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. With

9	Prospectus – Additional Information About the Fund

respect to certain derivatives, including swaps, forwards and written options, if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Certain of the different risks to which the Fund might be exposed due to its use of derivatives include the following:

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Credit-Linked Notes. Credit-linked notes ("CLNs") are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. They also are subject to currency risk, liquidity risk, valuation risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

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Forward Contracts.There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts. Futures contracts may experience dramatic price changes and are influenced by complex and inter-related factors, such as, among other things, changing supply and demand relationships, changes in interest and exchange rates, and governmental, commercial and trade programs and policies. The market prices of futures contracts may experience imperfect correlations between the price of the contract and the underlying security, index, commodity or currency. Trading futures contracts may increase the volatility of the Fund's NAV. Futures contracts generally involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Futures contracts may be subject to periods of illiquidity due to "daily price fluctuation limits" or "daily limits" imposed by exchanges. During a single trading day, no trades may be executed at prices beyond the daily limits; therefore, once the price of a contract has increased or decreased by an amount equal to the daily limit, positions in such contract can generally neither be taken nor liquidated. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. There may not be a liquid secondary market for the futures contract.

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Hedging Risk. Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

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Options Risk. The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position.

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Structured Notes Risk. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

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Swaps Risk. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps may be leveraged and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Total return swaps, interest rate swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations. With respect to a credit default swap, if the Fund is selling credit protection, the Fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, the Fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer's debt obligations. Therefore, when selling protection, the Fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment. In addition, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk.

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Sovereign Warrants Risk. The Fund may invest in warrants that represent the right to receive payments if an identified revenue, commodity price or economic measure within a frontier or emerging market country, such as the price or volume of domestically produced oil or the growth of the country's gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments because they are priced based on market expectations as to the likelihood and amount of such payments and because investors will receive no payments for any period in which the specified level is not reached.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and

Prospectus – Additional Information About the Fund	10

(7) delays in transaction settlement in some foreign markets. The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Frontier Markets Risk

Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.

Illiquid and Restricted Securities Risk

Section 4(a)(2) securities are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration.  If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Inflation Index Linked Securities Risk

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index linked security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. Inflation index linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation index linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation index linked security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Leveraging Risk

The Fund's use of futures, forward contracts, swaps, and other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's net asset value to be volatile.

The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund's investments in derivatives is increasing, this could be offset by declining values of the Fund's other investments. Conversely, it is possible that the rise in the value of the Fund's non-derivative investments could be offset by a decline in the value of the Fund's investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund's

11	Prospectus – Additional Information About the Fund

investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  During such periods, certain investments held by the Fund may be difficult to sell at favorable times or prices.  As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, and of which could have a negative effect on Fund management or performance.  Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund's NAV and remaining Fund shareholders.  The Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. Equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, in 2008, developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities. Fixed income market risk also involves the possibility that the value of the Fund's investments in high yield securities will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund's fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.  There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates and/or tapering of "quantitative easing" measures aimed at stimulating the economy, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund's shares.  While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Municipal Securities Risk

The value of municipal securities may vary inversely to changes in interest rates. Municipal securities are also subject to credit risk. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that the interest income that a Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

Non-Diversification Risk

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities, issuers, industries or currencies. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Since the Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  The Fund must rely on the underlying fund to achieve its investment objective.  If the underlying fund fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The price of an individual security can be more or less volatile than the market as a whole or our intrinsic value approach may fail to produce the intended results. The portfolio managers' estimate of intrinsic value may be wrong or even if its estimate of intrinsic value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Prospectus – Additional Information About the Fund	12

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities or meet redemption requests.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country's economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk

Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section ''Currency Risk.''

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations.  Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating.  To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the sub-advisors' credit analysis than if the Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (''Ginnie Mae''); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.  In such circumstances, if the issuer defaulted, the Fund may not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

Valuation Risk

This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Variable and Floating Rate Securities Risk

The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. Variable and floating rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. Such securities also are subject to credit risk.

Additional Information About Performance Benchmark

The annual total return of the Fund will be compared to the JPMorgan ® EMBI ("JPM EMBI") Global Diversified Index. The JPM EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar denominated bonds issued by frontier and emerging market governments. The JPM EMBI Global Diversified universe consists of frontier and emerging market countries in Asia-Pacific region, Central or Eastern Europe, the Middle East, Central or South America, Caribbean and Africa. Investors should be aware that the Fund may invest in numerous countries that are not presently included in the JPM EMBI Global Diversified Index and that the Fund is not required to invest in all countries included in the JPM EMBI Global Diversified Index. Global Evolution uses a benchmark agnostic approach to investing in frontier and emerging markets including, but not limited to, investments in local currency denominated instruments and countries that are not part of any index or benchmark. Thus, exposure to individual countries, use of instruments, volatility and tracking error may differ and as a result performance of the Fund may vary significantly from that of the JPM EMBI.

13	Prospectus – Additional Information About the Fund

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Fund(s). The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager's prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P . The acquisition resulted in a change of control of the Manager and the termination of the management and investment advisory agreement of the Fund. A new management agreement with the Manager and new investment advisory agreement with sub-advisor that has been approved by the Board of Trustees and, to the extent required by law, the shareholders of the Fund became effective upon the closing of the acquisition. There are no changes in the services provided by the Manager or the sub-advisor or the fee rates charged under the new agreements.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator under the Commodity Exchange Act and the Manager is exempt from registration as a commodity trading advisor under CFTC Rule 4.14(a)(8) with respect to the Fund.

For the fiscal year ended January 31, 2015, the Fund paid aggregate management fees to the Manager and sub-advisory fees to the sub-advisor of 0.55% of the Fund's daily average net assets, net of waivers.

The Manager also may receive up to 25% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

A discussion of the Board's consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the Fund, the sub-advisor and the Manager is available in the Fund's semi-annual report for the period ended July 31, 2014.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

The Sub-Advisor

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Fund. The Fund's SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund they manage and their compensation.

GLOBAL EVOLUTION USA, LLC ("Global Evolution"), is located at 790 East Colorado Boulevard, Suite 500, Pasadena, California 91101. Global Evolution is an investment management firm. The firm was formed in 2012 and has managed approximately $177 million as of January 31, 2015. Global Evolution's parent company, Global Evolution Fondsmæglerselskab A/S ("Global Evolution A/S"), managed approximately $2.5 billion in assets as of January 31, 2015.

Morten Bugge co-founded Global Evolution A/S in 2007 and serves as Global Evolution's chief investment officer. Prior to co-founding Global Evolution, Mr. Bugge worked for seven years as a managing director at Sydbank responsible for all emerging markets funds. Prior to this, Morten held a role as proprietary emerging market fixed income and FX trader for five years at Jyske Bank.

Lars Peter Nielsen is a Senior Portfolio Manager responsible for formulating Global Evolution's local currency strategies. Prior to joining Global Evolution in 2007, Mr. Nielsen held a similar position in Sydbank Emerging Markets & Structured Credit where he was part of the investment management team responsible for emerging markets fixed income and FX mutual funds. Mr. Nielsen joined Sydbank in 2004, prior to which he spent four years trading and advising institutional investors on emerging markets fixed income at Jyske Bank.

Christian Mejrup is Senior Portfolio Manager responsible for formulating Global Evolution's hard currency and local currency strategies with special focus on frontier countries. Prior to joining Global Evolution in 2007, Mr. Mejrup held a similar position since 2005 in Sydbank Emerging Markets & Structured Credit where he was part of the investment management team responsible for emerging markets fixed income and FX mutual funds.

Michael Hansen is Senior Strategist responsible for formulating the overall trading and hedging strategies at Global Evolution, and is in charge of ongoing emerging market commentary and strategy research. Prior to joining Global Evolution in 2007, Mr. Hansen worked as a strategist for Sydbank Emerging Markets & Structured Credit. Mr. Hansen joined Sydbank in 1994.

Kristian Wigh is Portfolio Manager responsible for formulating hard currency strategies with main focus on traditional emerging market countries and ESG analysis across all strategies. Prior to joining Global Evolution in 2012, Mr. Wigh worked as a Research Analyst for Mergermarket (FT Group) from March 2012 to August 2012 and has previously worked for Danske Capital from July 2008 to December 2010.

Valuation of Shares

The price of the Fund's shares is based on its NAV per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund's shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined as of the close of the New York Stock Exchange (''NYSE''), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs are valued at the last sale price or official closing price.

Prospectus – Fund Management	14

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

15	Prospectus – Fund Management

About Your Investment

Choosing Your Share Class

Each share class of the Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

The Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 4.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

Amount of Sale/ Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	††
†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

††	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares.

Prospectus – About Your Investment	16

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the Trust (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Fund;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund's website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');

■

Individual retirement accounts (''IRAs''), including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Fund's transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund's transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13- month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however,

17	Prospectus – About Your Investment

previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (''CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or capital gains distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA after age 70 1/2;

■

The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund's website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Investor Class, Institutional Class and Y Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, and third party administrators and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper "breakpoint" discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Prospectus – About Your Investment	18

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional individual retirement account ("IRA") and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

To open an account directly with the Fund, a completed, signed application is required.  You may obtain an account application from the Fund's website www.americanbeaconfunds.com or by calling 1-800-658-5811.   Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Fund is offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund had authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund is available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Fund's policy regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

19	Prospectus – About Your Investment

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing.

If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

■

shares acquired through the reinvestment of dividends and distributions;

■

shares acquired through payroll contributions to a retirement or employee benefit plan;

■

shares redeemed through systematic redemption plans;

■

shares redeemed to return excess IRA contributions;

■

certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

■

redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

■

redemption and exchange transactions made within a ''Qualified Wrap Program'' as defined in the section titled ''Frequent Trading and Market Timing;'' or

■

shares acquired to commence operations of the Funds.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of the Fund may be exchanged for shares of another class of the same fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled ''Purchase Policies'' and ''Redemption Policies'' for additional limitations that apply to purchase and redemptions. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders.  Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into the Fund or share class exchange.

Prospectus – About Your Investment	20

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/Account registration

• Your account number

• Type of Transaction requested

• Name(s) and fund number(s) of funds and class(es)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon FundsPO Box 219643Kansas City, MO 64121-9643	Overnight Delivery:American Beacon Fundsc/o BFDS330 West 9th StreetKansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■

for an account whose address has changed within the last 30 days if proceeds are sent by check.

■

for amounts greater than $100,000.

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Fund affiliate pays such compensation, it would likely include amounts from that affiliate's own resources and constitute what is sometimes referred to as ''revenue sharing.''

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund

21	Prospectus – About Your Investment

shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
Investor	$ 2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. The Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:

■

The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholderinitiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the fund's secure web application.

■

Access your account through the fund's secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Prospectus – About Your Investment	22

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing.

The Fund's Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the Fund that are sold within 90 days of purchase.

The redemption fee is described further in the ''Redemption Policies'' section. Shareholders may transact one ''round trip'' in the Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund's shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Fund.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund's policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund's policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund's policies. The Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Fund have entered into agreements with the intermediaries that service the Fund's investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund's instructions to restrict transactions by investors who the Manager has identified as having violated the Fund's policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of the Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund's policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions:) and net gains from foreign currency transactions (sometimes referred to below collectively as "distributions").  The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.  Any dividends and any other distributions are paid monthly.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.

■

Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different tax treatment applies to Distributions and Capital Gains (as described in the table below). Distributions of short-term capital gains are considered as ordinary income for tax purposes, and therefore will be distributed by the same method as dividends from net investment income.

23	Prospectus – About Your Investment

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes

Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of excess of net short-term capital gain over net long-term capital loss *	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss ("net capital gain'') *	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ''qualified dividend income'' (as described below).

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (''individuals'') (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).

A portion of the dividends the Fund pays to individuals may be ''qualified dividend income'' (''QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.

The Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund's default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ''net investment income,'' which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual's ''modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

Prospectus – About Your Investment	24

Additional Information

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administration and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).

The Fund has also adopted a shareholder services plan for its A Class, C Class, Y Class, and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Fund. Because these distribution and service plan fees are paid out of the Fund's A Class, C Class, Y Class, and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of the Fund's holdings is made available on the Fund's website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings of the Fund is generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com . The Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Fund's summary prospectus or shareholder reports, please go to www.americanbeaconfunds.com and click on ''Quick Links'' and then ''Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

25	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operation.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Fund's financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which you may obtain upon request.

Global Evolution Frontier Markets Income Fund
	Institutional Class
For a share outstanding throughout the period:	Feb. 25 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.59
Net gains from investments (both realized and unrealized)	(0.3)
Total income from investment operations	0.29
Less distributions
Dividends from net investment income	(0.59)
Dividends from net realized gains	(0.02)
Return of capital	–
Total distributions	(0.61)
Redemption fees added to beneficial interestsF	–
Net asset value, end of period	$9.68
Total ReturnB	2.76	%C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$9,226
Ratios to average net assets:
Expenses before reimbursements	1.95	%D
Expenses net of reimbursements	1.15	%D
Net investment income, before reimbursements	5.43	%D
Net investment income, net of reimbursements	6.22	%D
Portfolio Turnover	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represent less than $0.01 per share.

Prospectus – Additional Information	26

Global Evolution Frontier Markets Income Fund
	Y Class
For a share outstanding throughout the period:	Feb. 25 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.58
Net gains from investments (both realized and unrealized)	(0.28)
Total income from investment operations	0.30
Less distributions
Dividends from net investment income	(0.59)
Dividends from net realized gains	(0.02)
Return of capital	–
Total distributions	(0.61)
Redemption fees added to beneficial interestsF	–
Net asset value, end of period	$9.69
Total ReturnB	2.87	%C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$138,082
Ratios to average net assets:
Expenses before reimbursements	1.50	%D
Expenses net of reimbursements	1.25	%D
Net investment income, before reimbursements	6.33	%D
Net investment income, net of reimbursements	6.59	%D
Portfolio Turnover	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represent less than $0.01 per share.

27	Prospectus – Additional Information

Global Evolution Frontier Markets Income Fund
	Investor Class
For a share outstanding throughout the period:	Feb. 25 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.55
Net gains from investments (both realized and unrealized)	(0.29)
Total income from investment operations	0.26
Less distributions
Dividends from net investment income	(0.56)
Dividends from net realized gains	(0.02)
Return of capital	–
Total distributions	(0.58)
Redemption fees added to beneficial interestsF	–
Net asset value, end of period	$9.68
Total ReturnB	2.47	%C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$13,988
Ratios to average net assets:
Expenses before reimbursements	1.78	%D
Expenses net of reimbursements	1.53	%D
Net investment income, before reimbursements	5.86	%D
Net investment income, net of reimbursements	6.12	%D
Portfolio Turnover	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represent less than $0.01 per share.

Prospectus – Additional Information	28

Global Evolution Frontier Markets Income Fund
	A Class
For a share outstanding throughout the period:	Feb. 25 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.54
Net gains from investments (both realized and unrealized)	(0.29)
Total income from investment operations	0.25
Less distributions
Dividends from net investment income	(0.55)
Dividends from net realized gains	(0.02)
Return of capital	–
Total distributions	(0.57)
Redemption fees added to beneficial interests	–
Net asset value, end of period	$9.68
Total ReturnB	2.42	%C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$15,782
Ratios to average net assets:
Expenses before reimbursements	1.88	%D
Expenses net of reimbursements	1.55	%D
Net investment income, before reimbursements	5.82	%D
Net investment income, net of reimbursements	6.15	%D
Portfolio Turnover	23	%F

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represent less than $0.01 per share.

29	Prospectus – Additional Information

Global Evolution Frontier Markets Income Fund
	C Class
For a share outstanding throughout the period:	Feb. 25 to Jan. 31, 2015A
Net asset value, beginning of the period	$10.00
Income from investment operations
Net investment income	0.47
Net gains from investments (both realized and unrealized)	(0.3)
Total income from investment operations	0.17
Less distributions
Dividends from net investment income	(0.48)
Dividends from net realized gains	(0.02)
Return of capital	–
Total distributions	(0.5)
Redemption fees added to beneficial interestsF	–
Net asset value, end of period	$9.67
Total ReturnB	1.60	%C
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,245
Ratios to average net assets:
Expenses before reimbursements	3.01	%D
Expenses net of reimbursements	2.31	%D
Net investment income, before reimbursements	4.62	%D
Net investment income, net of reimbursements	5.33	%D
Portfolio Turnover	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represent less than $0.01 per share.

Prospectus – Additional Information	30

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund's website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.  Reports will be available approximately 60 days after the Fund passes its first year end and semi-annual reporting period.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the SEC.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Global Evolution Frontier Markets Income Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

Statement of Additional Information
 May 29, 2015

Ticker
Share Class	A	C	Y	Institutional	Investor
American Beacon Acadian Emerging Markets Managed Volatility Fund	ACDAX	ACDCX	ACDYX	ACHDIX	ACDPX
American Beacon Crescent Short Duration High Income Fund	ACHAX	ACHCX	ACHYX	ACHIX	ACHPX
American Beacon Earnest Partners Emerging Markets Equity Fund	ABEAX	ABETX	ABEGX	ABEEX	ABEVX
American Beacon SGA Global Growth Fund	SGAAX	SGACX	SGAYX	SGAGX	SGAPX

This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus dated May 29, 2015 for the American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund (each individually a "Fund," and collectively the "Funds"), each a separate series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds' Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The American Beacon Funds' Annual Report to shareholders for the period ended January 31, 2015 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds' Annual Report may be obtained, without charge, upon request by calling (800) 658-5811.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987.

Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

The American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, and American Beacon Earnest Partners Emerging Markets Equity Fund are diversified. The American Beacon SGA Global Growth Fund ("SGA Fund") is non-diversified.

On October 4, 2013, the SGA Fund acquired all the assets of the SGA Global Growth Fund (the "SGA Acquired Fund"), a series of the Investment Managers Series Trust. Since the SGA Acquired Fund's objective and policies are the same in all material respects as the SGA Fund, and since the SGA Fund has engaged the investment advisor that previously provided services to the SGA Acquired Fund, Sustainable Growth Advisers, LP, as sub-advisor, the SGA Fund has adopted the prior performance and financial history of the SGA Acquired Fund.

Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors.  This SAI relates to the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of each Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Prospectus. This section contains additional information about the Funds' investment policies and risks and types of investments a Fund may purchase. The composition of a Fund's portfolio and the strategies a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an "X" in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an "X".

Strategy/Risk	Acadian Emerging Markets Managed Volatility Fund	Crescent Short Duration High Income Fund	Earnest Partners Emerging Markets Equity Fund	SGA Global Growth Fund
Asset Backed Securities		X
Bank Deposit Notes		X
Borrowing Risks	X	X	X	X
Callable Securities		X
Cash Equivalents	X	X	X	X
Common Stock	X	X	X	X
Convertible Securities	X	X	X	X
Corporate Actions	X	X	X	X
Cover and Asset Segregation	X	X	X	X
Creditor Liability and Participation on Creditors Committees		X
Currencies Risk	X		X	X
Custody Risk	X		X	X
Cyber-Security Risk	X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities		X
Depositary Receipts	X		X	X
Derivatives	X	X	X	X
Eurodollar and Yankee CD Obligations		X
Expense Risk	X	X	X	X
Fixed Income Investments	X	X	X	X
Foreign Debt Securities	X		X	X
Foreign Securities	X	X	X	X
Forward Contracts and Forward Foreign Currency Exchange Contracts	X		X	X
Futures Contracts	X		X	X
Growth Companies Risk	X		X	X
High-Yield Bonds		X
Illiquid and Restricted Securities	X	X	X	X
Indebtedness, Loan Participations, and Assignments		X

1

Index Futures Contracts	X		X	X
Initial Public Offerings	X	X	X	X
Interfund Lending	X	X	X	X
Investment Grade Securities		X
Issuer Risk	X	X	X	X
Large Capitalization Companies Risk	X		X	X
Legal and Litigation Risk	X		X	X
Limited Liability Companies	X		X	X
Loan Transactions	X	X	X	X
Market Events	X	X	X	X
Mid-Capitalization Companies Risk	X		X	X
Municipal Securities		X
Other Investment Company Securities and Other Exchange Traded Products	X	X	X	X
Pay-in-Kind Securities		X
Preferred Stock	X	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X		X	X
Real Estate Related Investments	X		X
Repurchase Agreements	X		X	X
Rights and Warrants	X	X	X	X
Senior Loans		X
Small Capitalization Companies Risk	X		X	X
Structured Products		X
Swap Agreements	X		X	X
Time-Zone Arbitrage	X		X	X
Trade Claims		X
Trust Preferred Securities		X
U.S. Government Agency Securities	X
U.S. Treasury Obligations	X	X	X	X
Valuation Risk		X	X	X
Value Companies Risk	X		X	X
Variable or Floating Rate Obligations		X
When-Issued and Forward Commitment Transactions	X	X	X	X

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so called plastic bonds, backed by credit card receivables. A Fund is permitted to invest in asset-backed securities, subject to a Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds.  Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Borrowing Risks — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

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Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund's total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under this "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "1940 Act") or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and a Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — A Fund may make investments or employ trading practices that obligate a Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent a Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, a Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by a Fund under the currency forward contract.

A Fund's approach to asset coverage may vary among different types of investments. With respect to certain investments, a Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case

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may be, only the net amount of the two payments). Under such circumstances, a Fund's current obligations will generally be equal only to the net amount to be paid by a Fund, and the amount segregated by a Fund, based on the relative values of the positions held by each party to the agreement (the "net amount").

Inasmuch as a Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and a Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of a Fund's assets could impede the sub-advisor's ability to manage a Fund's portfolio.

Creditor Liability and Participation on Creditors Committees — When a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose a Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Custody Risk — A Fund may invest in markets that are less developed than those in the U.S., which may expose a Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets.

Cyber-Security Risk — The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or their sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investment in such companies to lose value.

Delayed Funding Loans and Revolving Credit Facilities —  A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Trust's Board of Trustees (the "Board"), in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), , Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

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Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some derivatives are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), interest rate caps, floors, collars, reverse collars, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC, and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Until recently, advisers of registered investment companies, like a Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a Fund's commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of a Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. a Fund's ability to use these instruments also may be limited by tax considerations.

Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the Funds, was January 1, 2013. The Manager is not registered as a CPO with respect to the American Beacon Acadian Emerging Markets Managed Volatility Fund and the American Beacon Earnest Partners Emerging Markets Equity Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to all of the Funds, except for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to all of the Funds.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened liquidity and valuation risk.

Transactions in derivatives may expose a Fund to an obligation to another party and, as a result, a Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund's expense ratio could be significant.

Fixed Income Investments — A Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund

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having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See "High Yield Bonds" disclosure below for the risks associated with low-quality, higher-risk corporate bonds, a type of fixed income security.

Foreign Debt Securities — A Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non- dollar denominated). There is no minimum rating criteria for a Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund's rights as an investor.

A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions,agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

A Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Contracts and Forward Foreign Currency Exchange Contracts — A Fund may enter into forward contracts and forward foreign currency exchange contracts ("forward currency contracts"). Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

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Forward currency contracts may serve as long hedges — for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all its portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when a Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Non-Deliverable Forwards — A Fund also may enter into non-deliverable forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency") that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund's respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, a Fund will limit its investment in NDFs as discussed above under "Derivatives."

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a Fund could lose margin

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payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, a Fund may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Futures Contracts — Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa and BBB, respectively. Please see "Appendix C Ratings Definitions" below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other

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similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, a Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board of Trustees ("Board"), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisors will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Indebtedness, Loan Participations and Assignments — A Fund may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk

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associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized statistical rating organization.

A Fund may invest in debtor-in-possession financings (commonly known as "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors' claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund's only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. A Fund may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Index Futures Contracts — A Fund may invest in index futures contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, index futures contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

Index Futures Contracts — U.S. futures contracts traded on exchanges that have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts are traded on a number of exchanges.

At the same time a futures contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Futures Contracts on Stock Indices — A Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future change in general market prices that otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities that are intended to be purchased at a later date for a Fund.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount that approximately offsets the decline in value of the portion of a Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

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Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by a Fund.

Initial Public Offerings — A Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Funds, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce a Fund's need to borrow from banks, a Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. A Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Legal and Litigation Risk — In certain emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that a Fund may invest in are exposed to these risks, which could have a negative impact on a security's value.

It may be difficult for a Fund to obtain or enforce judgments against parties located outside of the U.S. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other foreign issuers or counterparties.

Limited Liability Companies — A Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as "qualified" loan transactions. The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) a Fund receives at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower increases the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) a Fund is able to terminate the loan after notice, at any time; (4) a Fund receives reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) a Fund only pays reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment is known with sufficient time in advance of the shareholder meeting record date, a Fund would be allowed to terminate the loan in an attempt to facilitate the voting of proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing pursuant to procedures adopted by the Board and will not be made unless the consideration to be earned from such loans is deemed by the Manager to justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral.

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The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger, capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in both taxable and tax-exempt municipal securities. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk.

A downgrade in the issuer's or security's credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

In this regard, the Fund may invest in Puerto Rican municipal securities, which are exempt from federal income taxes. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico's challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. See "Tax Information - Taxation of the Fund's Shareholders."

Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Other Investment Company Securities and Exchange Traded Products — A Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), and unit investment trusts. A Fund may invest in investment company securities advised by the Manager or a sub- advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in

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another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

In July 2014, the SEC adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over the next two years. The precise impact such amendments will have on a money market fund's structure and operations and on the money market fund industry has not yet been determined, but any related changes to the may negatively affect a money market fund's expenses, liquidity, yield and return potential.

A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund shares would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Pay-in-Kind Securities —  Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and avoid excise tax, a Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — A Fund may invest in publicly traded partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter ("OTC") market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount a Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification

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and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund's portfolio. A Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income and gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") and b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than a Fund's purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller's repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Board has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Senior Loans —  A Fund may invest in senior loans, which include floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk discussed above, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, a Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

A Fund may acquire senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and a Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Structured Products — The Fund may invest in structured products, including instruments such as collateralized loan obligations ("CLO"), and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark").

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The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Collateralized Loan Obligations — CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CLOs are trusts backed by other types of assets representing obligations of various parties. A CLO may charge management fees and administrative expenses. For CLOs the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund's Prospectus (e.g., interest rate risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Notes — The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund's exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund's investments in these structured products may be subject to limits

Swap Agreements — A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

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Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default of other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time- zone arbitrage." If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in a Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on such pricing discrepancies.

Trade Claims — A Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are nonsecuritized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Trust Preferred Securities — A Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Valuation Risk — This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

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Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While a Fund's investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date. These transactions enable a Fund to "lock-in" what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, a Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

A Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, a Fund may be disadvantaged.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus:

Each Fund may (except where indicated otherwise):

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

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However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(a)(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of a Fund's investable assets" means that the only investment securities that will be held by a Fund will be a Fund's interest in the investment company.

All Funds

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

No Fund may (unless otherwise indicated):

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5

Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6

Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

The American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund and American Beacon Crescent Short Duration High Income Fund may not:

8

Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

9

The American Beacon Earnest Partners Emerging Markets Equity Fund may not:  Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities are not deemed to be an industry.

10

The American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon Earnest Partners Emerging Markets Equity Fund an American Beacon Crescent Short Duration High Income Fund may not:Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Funds' total assets.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.  With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).

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Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin , except that (1) a Fund may obtain such short term credits necessary for the clearance of transactions, and (2) a Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in a Fund's best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

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PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows (unless otherwise indicated):

1

a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2

a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for the American Beacon Acadian Emerging Markets Managed Volatility Fund and the American Beacon Crescent Short Duration High Income Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter;

4

a complete list of holdings for the American Beacon Earnest Partners Emerging Markets Equity and American Beacon SGA Global Growth Funds as of the end of each month on a Funds' website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

5

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund's holdings on the website and in sales materials may be delayed when an investment manager informs a Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds' policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds ("service providers"). The service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisors	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
Ernst & Young, LLP	Fund's independent public accounting firm	Complete list on annual basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Funds' custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
Baseline Analytics	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Broadridge Financial Solutions, Inc	Proxy voting research provider for sub-advisors	Complete list on daily basis with no lag
Brown Brothers Harriman & Co.	Securities lending agent for Funds that participate in securities lending	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Institutional Shareholder Services ("ISS")	Proxy voting research provider to sub-advisors	Complete list on daily basis with no lag
Interactive Data Corporation	Pricing Vendor	Complete list on daily basis with no lag

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Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
Markit-Clearpar	Bank loan and settlement services for sub-advisor	Partial list as needed with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Funds' portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds' securities receive information pertaining to the Funds' securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds' holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds' website.

No compensation or other consideration may be paid to the Funds, the Funds' service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds' website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g. passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Funds' SAI.

The Manager and sub-advisors to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate 1/3 loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 % of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, a Fund will also bear the risk of any

21

decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co.. The amount of such compensation depends on the income generated by the loan of the securities. Each Fund continues to receive dividends or interest or the equivalent, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

Currently, the American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund and American Beacon Earnest Partners Emerging Markets Equity Fund has no intention to engage in securities lending

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds. In general, a Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, each Fund's investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds' investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds' CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds' CCO to discuss matters relating to the Funds' compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves each Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance

22

Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 32 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds and each Trustee oversees the Trusts' combined 34 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Alan D. Feld **, (78)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (44)	Trustee since 2015

Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women's Empowerment (2009-2014).

Joseph B. Armes (52)	Trustee since 2015

Chairman, President & CEO, Capital Southwest Corporation (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

Gerard J. Arpey (56)	Trustee since 2012

Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).
Brenda A. Cline (54)	Trustee since 2004

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008

Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).

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R. Gerald Turner (69)	Trustee since 2001

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

*	The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.
**

Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain American Beacon Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children's hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the

24

Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended January 31, 2015.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met four (4) times during the fiscal year ended January 31, 2015.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, and Mr. Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met five (5) times during the fiscal year ended January 31, 2015.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2014.

INTERESTED TRUSTEE
American Beacon Fund	Feld
Acadian Emerging Markets Managed Volatility Fund	None
Crescent Short Duration High Income Fund	None
Earnest Partners Emerging Markets Equity Fund	None
SGA Global Growth Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (34 Funds)	Over $100,000

NON-INTERESTED TRUSTEES *
American Beacon Fund	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Acadian Emerging Markets Managed Volatility	None	None	None	None	Over $100,000	None	None	None
Crescent Short Duration High Income	None	None	None	None	None	None	None	None
Earnest Partners Emerging Markets Equity	None	None	None	None	None	None	None	None
SGA Global Growth	None	None	None	None	None	$10,001-$50,000	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (34 Funds)	Over $100,000	$10,001- $50,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
*	Information is not shown for Messers. Alvarado and Armes because they were not Trustees as of December 31, 2014.

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the "Trusts"), each Trustee is compensated from the Funds and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although, he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.

25

The following table shows total compensation (excluding reimbursements) that will be paid by the Trust to each Trustee for the fiscal year ending January 31, 2015.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ending January 31, 2015.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation From the Trusts (34 Funds)
INTERESTED TRUSTEES
Alan D. Feld	155,820	[1]	162,500
NON-INTERESTED TRUSTEES *
Gerard J. Arpey	155,820		162,500
W. Humphrey Bogart	165,409	[1]	172,500
Brenda A. Cline	165,409	[1]	172,500
Eugene J. Duffy	155,820		162,500
Thomas M. Dunning	160,615		167,500
Richard A. Massman	190,580	[1]	198,750
Barbara J. McKenna	160,615		167,500
R. Gerald Turner	155,820	[1]	162,500
*	Information is not shown for Messers. Alvarado and Armes because they were not Trustees as of January 31, 2015.
[1]	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Bogart, Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc.(2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), President & CEO, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

26

Jeffrey K. Ringdahl (40)	Vice President since 2010

Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc. (2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), Chief Operating Officer, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (56)	Vice President, Secretary and Chief Legal Officer since 2006

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (54)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Wyatt L. Crumpler (48)	Vice President since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present).
Erica B. Duncan (44)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011).
Michael W. Fields (61)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (53)	Treasurer since 2010

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (51)	Vice President since 2010	Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present).
Samuel J. Silver (52)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.
Sonia L. Bates (58)	Asst. Treasurer since 2011

Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to each Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisors or their affiliates. The Trust's Board of Trustees has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisors' proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Funds' proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

27

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or, large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of a Fund's expenses. Set forth below are entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of April 30, 2015. The Trustees and officers, as a group own more than 1% of the American Beacon Acadian Emerging Markets Managed Volatility Fund (Investor Class) 5.64% and the American Beacon SGA Global Growth Fund (Institutional Class) 2.04%. All Trustees and officers, as a group own less than 1% of all other classes of each Fund's shares outstanding.

American Beacon Acadian Emerging Markets Managed Volatility Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *					46.14%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
LPL FINANCIAL*		34.21%		6.61%		49.94%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUNDS OPERATIONS
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*				11.94%		7.13%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC*		25.50%		7.69%		25.82%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*		16.20%	33.28%			8.40%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
800 CARILLON PKWY
ST PETERSBURG FL 33716-1100
AMERICAN BEACON ADVISORS		5.17%	12.80%	34.97%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
MILLPENCIL US LP				37.19%
200 CLARENDON ST FL 53
BOSTON MA 02116-5045
RBC CAPITAL MARKETS LLC					6.33%
ENDRES HOLDINGS LLC
1505 RIVER SHORE DR
HASTINGS MN 55033-8547
RBC CAPITAL MARKETS LLC			6.07%

28

STEPHEN SMITH
INDIVIDUAL RETIREMENT ACCOUNT
295 K ST
SOUTH BOSTON MA 02127-3107
STIFEL NICOLAUS & CO INC	8.31%
FRANKLIN W CARSON
501 N BROADWAY FL 8
SAINT LOUIS MO 63102-2188
UBS FINANCIAL SERVICES INC. FBO		6.14%
UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
JERSEY CITY NJ 07310-2055
*	Denotes record owner of Fund shares only

29

American Beacon Crescent Short Duration High Income Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *					14.38%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
CHARLES SCHWAB & CO INC*						62.03%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901
FIRST CLEARING LLC*						27.53%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
LPL FINANCIAL*			8.55%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
LPL FINANCIAL*		79.00%			42.79%	10.44%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUNDS OPERATIONS
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
PERSHING LLC*		8.08%			11.37%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
ALLIED WORLD INSURANCE COMPANY	69.80%			80.98%
199 WATER ST FL 25
NEW YORK NY 10038-3516
AMERICAN BEACON ADVISORS			74.88%	16.94%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
NFS LLC FEBO					15.20%
MICHAEL CHURUKIA
MICHAEL CHURUKIAN TTEE
414 N CAMDEN DR FL 8
BEVERLY HILLS CA 90210-4532
NFS LLC FEBO					12.20%
OLIN SEAL
OLIN & SYLVIA SEAL TTEE
23038 OXNARD ST
WOODLAND HLS CA 91367-3231
OPPENHEIMER & CO INC. FBO		5.83
JIM S STAGNER
2019 N BELL AVE

30

TUCSON AZ 85712-3219
STIFEL NICOLAUS & CO INC	16.57
SCOTT BAKAY IRA
501 N BROADWAY FL 8
SAINT LOUIS MO 73102-2137
*	Denotes record owner of Fund shares only

31

American Beacon Earnest Partners Emerging Markets Equity Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *					61.74%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
LPL FINANCIAL*						56.55%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUNDS OPERATIONS
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
TD AMERITRADE INC FOR THE*				10.07%
EXCLUSIVE BENEFIT OF OUR CLIENTS
OMAHA NE 68103-2226
AMERICAN BEACON ADVISORS	67.04%	100.00%	100.00%	89.59%	17.13%	45.50%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
UNIVEST & COMPANY 1					9.23%
14 N. MAIN STREET/TRUST DEPT
P.O. BOX 559
SOUTHERTON PA 18964-0559
*	Denotes record owner of Fund shares only

32

American Beacon SGA Global Growth Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *	25.22%			29.43%		35.15%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
LPL FINANCIAL*			8.95%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
LPL FINANCIAL*					37.27%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
PERSHING LLC*						7.09%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
AMERICAN BEACON ADVISORS			25.96%
220 LAS COLINAS BLVD E STE 120
IRVING TX 75039-5509
AMERICAN BEACON ADVISORS		55.58%			57.36%	88.76%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
EDWARD D JONES & CO CUSTODIAN		17.06%
FBO MICHAEL H NAVARRE IRA
5301 TEXANA DRIVE
BAYTOWN TX 77523
GEORGE P FRAISE &				10.47%
CATHERINE L FRAISE JT WROS
7 JICL;EBERRU JO;; RD
WILTON CT 07897-2802
GORDON M MARCHAND &				10.47%
MARY E MARCHAND JT WROS
281 NOD RD
RIDGEFIELD CT 06877-5812
NFS LLC FEBO		26.12%
ERNEST F KLATT IRR TRUST
SHERI WINCHESTER LUCAS
905 FORD RD
WARNE NC 28909-7100
NFS LLC FEBO			9.78%
HELEN E BAKER
HELEN E BAKER TTEE
2970 N LAKE SHORE DR APT 2B
CHICAGO IL 70758-5792
NFS LLC FEBO			9.73%
JAMES P OSHEA TTEE

33

JAMES P OSHEA REVOCABLE TRUS
523 N ELMWOOD AVE
OAK PARK IL 70302-2227
NFS LLC FEBO	7.24%
NFS/FMTC IRA
FBO DONNA KLUG SPLON
457 N CHALMERS CT
ROMEOVILLE IL 60446-5297
NFS LLC FEBO	7.08%
NFS/FMTC ROLLOVER IRA
FBO JAMES MAYNARD
5207 N MOODY AVE
CHICAGO IL 60630-1038
NFS LLC FEBO	12.83%
NFS/FMTC ROLLOVER IRA
FBO ROBERT M HACK
627 N ODEL AVE
CHICAGO IL 70630-1038
NFS LLC FEBO	7.56%
WILLIAM KISSANE
TOD BENEFICIARY ON FILE
62 N. MAIN STREET
APT. 1
GLEN ELLYN IL 60137-5706
RBC CAPITAL MARKETS LLC	5.89%
PATRICIA HARPER
254 E RIDING DR
CARLISLE MA 01741-1601
STATE STREET BANK & TRUST CUST		5.28%
FBO SEP IRA ALEXANDRA S LEE
310 E 15TH ST APT 2A
NEW YORK NY 10003-4000
STATE STREET BANK & TRUST CUST		7.66%
FBO SEP IRA GEORGE P FRAISE
7 HUCKLEBERRY HILL RD
WILTON CT 07897-2802
STATE STREET BANK & TRUST CUST		9.13%
FBO SEP IRA GORDON M MARCHAND
281 NOD RD
RIDGEFIELD CT 07877-5812
STATE STREET BANK & TRUST CUST		5.28%
FBO SEP IRA KISHORE D RAO
8 MILLERS LN
RIDGEFIELD CT 06877-3131
STATE STREET BANK & TRUST CUST		5.28%
FBO SEP IRA MICHAEL TUCKER BROWN
1 SANDS LIGHT RD
PRT WASHINGTON NY 11050-1229
*	Denotes record owner of Fund shares only

34

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. A person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates a Fund with respect to which the subadvisor manages a portion of the Fund's assets.

Acadian Asset Management LLC ("Acadian")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
OMAM Affiliate Holdings LLC	Majority Owner	Financial Services
Acadian Kelp LP	Minority Owner	Financial Services

The sub-advisor is located at 260 Franklin Street, Boston, MA 02110.

Crescent Capital Group LP ("Crescent Capital")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Crescent Capital Group GP LLC	General Partner	Holding Company
Crescent Capital Group Holdings LP	Limited Partner	Holding Company
Jean-Marc Chapus	Managing Partner	Financial Services
Mark Louis Attanasio	Managing Partner	Financial Services

The sub-advisor is located at 11100 Santa Monica Blvd., Suite 2000 Los Angeles, CA 90025.

EARNEST Partners, LLC ("EARNEST Partners")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Westchester Limited, LLC	Majority Owner	Financial Services
EP Partner Pool, LLC	Minority Owner	Financial Services
Paul E. Viera	Indirect Owner	Financial Services

The sub-advisor is located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.

Sustainable Growth Advisers, LP ("SGA")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
SGIA, LLC	General Partner	Financial Services
George P. Fraise	Co-Owner SGIA	Financial Services
Gordon M. Marchand	Co-Owner SGIA	Financial Services
Robert L. Rohn	Co-Owner SGIA	Financial Services
Estancia Capital Partners, L.P.	Minority Limited Partner	Financial Services

The sub-advisor is located at 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which each sub-advisor receives an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Funds' average daily assets. Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Astro AB Borrower, Inc. ("AB Borrower"). AB Borrower is, in turn, a wholly-owned subsidiary of Astro AB Acquisition, Inc., which is a wholly-owned subsidiary of Astro AB Topco, Inc., a wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager's prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC or Estancia Capital Partners L.P. ("Purchasers"), investment funds affiliated with Kelso & Company, L.P. or Estancia Capital Management, LLC, which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is

35

20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of Astro AB is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Astro AB Holdings, LLC.	Parent Company	Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of each Fund's assets that the sub-advisors determine to be allocated to short-term investments.

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of: 0.05% of the net assets of each Fund.

In addition to the management fee, the Manager is paid an administration fee for providing administrative services to the Fund. The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of: 0.30% of the net assets of the A Class, C Class,Y Class,Investor Class, and Institutional Class.

The following tables reflect total management fees paid to the Manager and investment advisory fees paid to the sub-advisor during each Fund's most recent fiscal years ended January 31.

Management Fees Paid to American Beacon Advisors, Inc.
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$1,930	$10,245
Crescent Short Duration High Income	-	$5,755
Earnest Partners Emerging Markets Equity	$775	$2,691
SGA Global Growth	$1,323	$3,001

Sub-advisors Fees
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$25,094	$131,284
Crescent Short Duration High Income	-	$46,041
Earnest Partners Emerging Markets Equity	$10,852	$36,606
SGA Global Growth	$7,556	$26,308

Management Fees Waived/(Recouped)
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$118,164	$169,518
Crescent Short Duration High Income		$167,018
Earnest Partners Emerging Markets Equity	$148,500	$183,266
SGA Global Growth	$80,834	$170,368

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In addition to the management fee, the Manager is paid an administrative services fee for providing administrative services to the Funds. The following table shows total administrative services fees paid to the Manager based on total assets for each Fund's most recent fiscal years ended January 31.

Administrative Service Fees
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$11,708	$62,071
Crescent Short Duration High Income		$34,530
Earnest Partners Emerging Markets Equity	$4,722	$16,223
SGA Global Growth	$5,535	$18,263

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class, Advisor Class and the Retirement Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended January 31, 2015 were:

A Class
Fund	Distribution Fee
Acadian Emerging Markets Managed Volatility	$5,658
Crescent Short Duration High Income	$82
Earnest Partners Emerging Markets Equity	$245
SGA Global Growth	$1,054

C Class
Fund	Distribution Fee
Acadian Emerging Markets Managed Volatility	$3,571
Crescent Short Duration High Income	$329
Earnest Partners Emerging Markets Equity	$972
SGA Global Growth	$3,040

The A Class, C Class, Y Class, and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares, up to 0.25% per annum of the average daily net assets of the C Class shares, and up to 0.10% per annum of the average daily net assets of the Y Class shares. The Manager or other these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Service fees for the most recent fiscal years ended January 31 were as follows:

A Class
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$97	$3,395
Crescent Short Duration High Income	-	$49
Earnest Partners Emerging Markets Equity	$53	$147
SGA Global Growth	$109	$632

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C Class
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$53	$535
Crescent Short Duration High Income	-	$49
Earnest Partners Emerging Markets Equity	$53	$146
SGA Global Growth	$51	$456

Y Class
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$104	$2,042
Crescent Short Duration High Income		$33
Earnest Partners Emerging Markets Equity	$40	$751
SGA Global Growth	$34	$113

Investor Class
Fund	2014	2015
Acadian Emerging Markets Managed Volatility	$658	$8,524
Crescent Short Duration High Income	-	$128
Earnest Partners Emerging Markets Equity	$93	$3,400
SGA Global Growth	$85	$271

The Manager also may receive up to 25% of the net monthly income generated from the Funds securities lending activities as compensation for administrative and oversight functions with respect to securities lending of the Funds. Currently, the Manager receives 10% of such income for applicable series of the Trust. The Manager has not received any fees from securities lending activities of the Funds within the past fiscal year.

The Manager has not received any fees from securities lending activities of the Funds within the past fiscal year.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the Funds in order to maintain competitive expense ratios for those Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Funds' shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

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The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during each of the Fund's most recent fiscal years ended January 31 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Acadian Emerging Markets Managed Volatility	2015	$17,615	$1,894
	2014	$4,818	$934
Crescent Short Duration High Income	2015	$100	-
	2014	-	-
Earnest Partners Emerging Markets Equity	2015	$40	$6
	2014	-	-
SGA Global Growth	2015	$3,530	$367
	2014	$100	-

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Funds for investing certain excess cash balances in designated futures, forwards or registered money market funds. State Street also serves as the Funds' Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services (an affiliate of State Street), located at 330 W. 9th Street, Kansas City, Missouri 64105. is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of January 31, 2015.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Acadian Asset Management LLC
Brendan O. Bradley *	11 ($6.8 B)	67 ($18.1 B)	160 ($44.9 B)	1 ($1.4 B)	10 ($2.2 B)	17 ($8.2 B)
Ryan Taliaferro *	11 ($6.8 B)	67 ($18.1 B)	160 ($44.9 B)	1 ($1.4 B)	10 ($2.2 B)	17 ($8.2 B)
*

These investment professionals function as part of a core equity team of 23 portfolio managers and are not segregated along product lines or by client type. The portfolio managers listed above worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Crescent Capital
John A. Fekete	0 ($0)	7 ($1.2 bil)	16 ($2.5 bil)	0 ($0)	0 ($0)	0 ($0)
Jonathan R. Insull	0 ($0)	5 ($775 mil)	9 ($1.6 bil)	0 ($0)	0 ($0)	9 ($3.3 bil)
Conrad E. Chen	0 ($0)	7 ($1.2 bil)	16 ($2.5 bil)	0 ($0)	0 ($0)	0 ($0)
Wayne Hosang	0 ($0)	5 ($775 mil)	9 ($1.6 bil)	0 ($0)	0 ($0)	9 ($3.3 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
EARNEST Partners, LLC
Paul E. Viera	11 ($3.9 B)	30 ($2.2 B)	155 ($11.5 B)	None	None	6 ($1.3 B)

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sustainable Growth Advisers, LP
George P. Fraise	18 ($3.4 B)	31 ($1.8 B)	28 ($0.6 B)	None	None	None
Gordon M. Marchand	18 ($3.4 B)	31 ($1.8 B)	28 ($0.6 B)	None	None	None
Robert L. Rohn	18 ($3.4 B)	31 ($1.8 B)	28 ($0.6 B)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest of each sub-advisor was provided by each firm.

Acadian Asset Management LLC ("Acadian") A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Crescent Capital Group LP ("Crescent Capital") Actual or potential conflicts of interest may arise when the Portfolio Managers have management responsibilities to multiple accounts, including the American Beacon Crescent Short Duration High Income Fund, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a number of accounts and incentive to allocate opportunities to an account where the one or more of the Portfolio Managers or Crescent has a greater financial incentive, such as a performance fee account or where an account managed by a Portfolio Manager has a higher fee sharing percentage than the Portfolio Manager's fee sharing percentage with respect to the Fund. When accounts managed by the Sub-Adviser (including the Fund) invest in different parts of an issuer's capital structure (e.g., one account owns a debt obligation secured by a first priority lien on the issuer's assets while another account owns a debt obligation of the same issuer secured by a second priority lien), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer's financing, investments or risks, among other issuers, as related to the interest of the accounts. Potential conflicts of interest may arise when a portfolio manager or employee transacts personally in securities investments made or to be made for client accounts, including the Fund. Crescent has adopted policies and procedures reasonable designed to address these types of conflicts and Crescent believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund. However, there is no guarantee that such policies and procedures will detect each and every situation where a conflict arises.

EARNEST Partners, LLC (" EARNEST Partners") EARNEST Partners is responsible for managing the Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that EARNEST Partners believes to be fair and equitabler. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and

Sustainable Growth Advisers, LP ("SGA") Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the sub-advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances

40

where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the sub-advisor's trade allocation policy.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of January 31, 2015.

Acadian Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

Crescent Capital  Crescent typically compensates the Fund Portfolio Managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent. Crescent's equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are "real" equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. The stakes come in two parts: shares and growth units. The shares pay out distributions on an annual basis based on Crescent's financial performance. The growth units pay distributions based on earnings generated above a base level. Since the units only generate value when earnings increase, they tie employees to the growth of the Firm. Crescent may also provide the Fund's Portfolio Managers additional compensation in the form of fee sharing and incentive fees tied to performance. Portfolio Manager compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent's compensation is tied to the overall profitability of the Firm which, in essence is correlated with the Firm's ability to grow assets. Portfolio Manager bonuses are connected to the performance of their products relative to their respective benchmarks. Crescent measures performance over a three-year period in order to smooth out the impact of short-term fluctuations in investment results. Crescent does not believe that such a substantial part of the Portfolio Managers' compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.

EARNEST Partners For serving as a portfolio manager of the Fund, Paul Viera's compensation includes an annual salary and a discretionary bonus based on investment results and client service. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees' 401(k) contributions, if any. Current and potential equity ownership is a primary incentive for employee longevity. Mr. Viera is an owner of EARNEST Partners and profits derived therefrom is another component of his compensation.

SGA For serving as portfolio managers of the Fund, SGA has adopted a system of compensation that seeks to align the financial interest of the investment professionals with those of SGA. The portfolio managers receive a fixed base salary. In addition, the portfolio managers share in the profitability of the Advisor from their equity ownership of the firm. The portfolio managers' compensation arrangements are not determined on the basis of specific funds or accounts managed. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Ownership of the Funds

A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of January 31, 2015 provided by each investment advisor. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Manager	Acadian Emerging Markets Managed Volatility Fund
Acadian Asset Management LLC
Brendan Bradley	None
Ryan Taliaferro	None

Name of Investment Advisor and Portfolio Manager	Crescent Short Duration High Income Fund
Crescent Capital Group LP
John A. Fekete	None
Jonathan R. Insull	None
Conrad E. Chen	None
Wayne Hosang	None

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Name of Investment Advisor and Portfolio Manager	Earnest Partners Emerging Markets Equity Fund
EARNEST Partners, LLC
Paul E. Viera	None

Name of Investment Advisor and Portfolio Manager	SGA Global Growth Fund
Sustainable Growth Advisers, LP
George P. Fraise	$500,001- $1,000,000
Gordon M. Marchand	$500,001- $1,000,000
Robert L. Rohn	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A Sub-Advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the Sub-Advisor's obligation to seek the best execution available.

For the fiscal year ended January 31, 2015, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received (in thousands)
Acadian Emerging Markets Managed Volatility	$0
Crescent Short Duration High Income	$0
Earnest Partners Emerging Markets Equity	$0
SGA Global Growth	$0

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For the fiscal years ending January 31, 2015, the SGA Global Growth Fund directed $3,004 in commissions to brokers in part because of research services provided and paid $177 in commissions on such transactions. For the fiscal years ending January 31, 2015, the EARNEST Partners Emerging Markets Equity Fund directed $2,7171,143 in transactions to brokers in part because of research services provided and paid $4,248 in commissions on such transactions.

For the fiscal year ended January 31, 2013, 2014 and 2015 the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2013	2014	2015
Acadian Emerging Markets Managed Volatility	-	$10,511	$16,901
Crescent Short Duration High Income	-	-	-
Earnest Partners Emerging Markets Equity	-	$7,448	$5,369
SGA Global Growth	-	$548	$2,175

During the fiscal year ended January 31, 2015, there were no commissions paid to affiliated brokers.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Funds for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

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individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

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business accounts solely controlled by you or your immediate family (for example, you own the entire business);

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trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

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endowments or foundations established and controlled by you or your immediate family; or

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529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

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for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

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made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

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for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

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for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust

43

department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of a Fund may be sold at net asset value (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to a Fund and its affiliated companies;

6

the Manager or a sub-advisor to a Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Funds' custodian or transfer agent, the Manager or a sub-adviser to a Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account ("IRA") rollovers involving retirement plan assets invested in a Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. A Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

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redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

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required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

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death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund and American Beacon SGA Global Growth Fund

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Funds (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

American Beacon Crescent Short Duration High Income Fund

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $250,000 or more of A Class shares of the Funds (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at

45

such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that each Fund qualifies as a regulated investment company ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" other than a partnership at least 90% of the gross income of which is described in clause (1).

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Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain ( i.e. the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and is unable, or determines not to, avail itself of provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements —then for federal tax purposes,, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, "individual") shareholders as "qualified dividend income" (as described in the Prospectus)) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund's income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of Certain Investments and Strategies

If a Fund acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an

46

average of at least 50% of its assets produce, or are held for the production of, passive income and holds the stock beyond the end of the year of acquisition, a Fund will be subject to federal income tax on any "excess distribution" it receives on the stock or of any gain it realizes from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals' "qualified dividend income" described in the Prospectus. A Fund may avoid this tax and interest if it elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. If such an election were made, a Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to a Fund. Any such income and gains would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

A Fund may elect to "mark-to-market" its stock in a PFIC it owns at the end of its taxable year.. Under such an election, a Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over a Fund's adjusted basis in the PFIC stock and (2) would be allowed a deduction (as an ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by a Fund for prior taxable years. A Fund's adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income, or deducted, under this election. Any gain or loss realized on the sale or other disposition of PFIC stock, would be treated as ordinary income or loss. A Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Funds may realize in connection therewith. In general, any Fund's (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

A Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to a Fund under the Gross Income Requirement. A Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, a Fund's holding of more than 10% of a QPTP's equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund might be treated as "qualified dividend income" and disposition of a Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, a Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, a Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by a Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which a Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. A Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

Dividends and interests a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts, and "non-equity" options ( i.e. , certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code Section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement ( i.e. , with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to a Fund's forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will

47

increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position" - generally, any position (i.e. an interest including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

Taxation of the Funds' Shareholders

General - Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution. So, if an investor purchases Fund shares shortly before the record date for a distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution even though it represents in part a return of invested capital.

If more than 50% of the value of the total assets of a Fund at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service ("IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of foreign taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Basis Election and Reporting
Fund shareholders who want to use an acceptable method for basis determination with respect to Fund shares other than the average basis method, must elect to do so in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect such a method, the basis determination

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will be made in accordance with a Fund's default basis method which is average basis. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding
A Fund will be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to a Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from a Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to a Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") or "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a Fund pays, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund), which will, in turn, report that information to the IRS. The U.S. Treasury Department has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations, as described below.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under Section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide a Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Other Taxes
 Statutory rules and regulations regarding state and local taxation of ordinary income, qualified dividend income and capital gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's participation situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) employees of the sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Trust's Board of Trustees, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

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The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Y Class was created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

The Trust's independent registered public accounting firm, Ernst & Young LLP audits and reports on the Funds' annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financials statements are incorporated by referenced to the American Beacon Funds' Annual Report to Shareholders of the American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund for the period ended January 31, 2015.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the "Beacon Funds") and the American Beacon Select Funds (the "Select Funds"). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon's interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund's shares in accordance with the Beacon Fund's Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds' Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees' recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

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Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICIES — FUND SUB-ADVISORS

Acadian Asset Management LLC
PROXY VOTING POLICY

Policy:

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services ("ISS"), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client-specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures:

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian's Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate

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governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client's account are available to each client upon request.

Proxy Voting Record

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

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CRESCENT CAPITAL GROUP LP
PROXY VOTING GUIDELINES AND PROCEDURES

PROXY VOTING AND CLASS ACTIONS
Most Recently Revised: February 2015

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, "The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies."

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

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Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients' best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

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Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

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Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures. Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual. The Advisers Act lacks specific guidance regarding an adviser's duty to direct clients' participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, CCG considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

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CCG lacks written proxy voting policies and procedures;

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Proxies are not identified and processed in a timely manner;

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Proxies are not voted in Clients' best interests;

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Conflicts of interest between CCG and a Client are not identified or resolved appropriately;

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Third-party proxy voting services do not vote proxies according to CCG's instructions and in Clients' best interests;

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Proxy voting records, Client requests for proxy voting information, and CCG's responses to such requests, are not properly maintained;

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CCG lacks policies and procedures regarding Clients' participation in class actions; and

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CCG fails to maintain documentation associated with Clients' participation in class actions. CCG has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

CCG primarily invests Client assets in fixed income assets which typically do not issue proxies. However, CCG's Clients also invest in equity securities and therefore will receive proxies in connection with such assets. Proxies are assets of CCG's Clients that must be voted with diligence, care, and loyalty. CCG will vote each proxy in accordance with its fiduciary duty to its Clients. CCG will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, CCG will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. The Fund Administration Group coordinates CCG's proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires CCG to maintain certain books and records associated with its proxy voting policies and procedures. CCG's recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that CCG complies with all applicable recordkeeping requirements associated with proxy voting.

Although they aren't considered proxies under Rule 206(4)-6, any consents and other bond owner rights received by CCG should be forwarded to the appropriate member of the investment staff and any potential conflicts of interest identified should be escalated in accordance with the "Conflicts of Interest" section below.

Absent specific Client instructions, CCG has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

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The Fund Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to CCG, either by mail or electronically.

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All proxy voting materials received by CCG shall be immediately forwarded to the Fund Administration Group.

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The Fund Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, CCG shall vote that Client's proxy in accordance with the client's written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by CCG, shall be forwarded to such third-party designee for voting and submission.

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The Fund Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of CCG (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

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CCG's Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where CCG has proxy voting authority.

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The relevant member of the investment staff should inform the Fund Administration Group of his or her proxy vote decision. The Fund Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the "Conflicts of Interest" section below).

Conflicts of Interest

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The relevant investment professionals will consider whether CCG is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

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CCG provides investment advice to a publicly traded company (an "Issuer"). CCG receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

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CCG provides investment advice to an officer or director of an Issuer. CCG receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

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An issuer or some other third party offers CCG or a Supervised Person compensation in exchange for voting a proxy in a particular way;

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A Supervised Person, or a member of a Supervised Person's household, has a personal or business relationship with an Issuer. CCG receives a proxy solicitation from that Issuer; and

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CCG's Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer's capital structure.

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If CCG detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

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The Compliance Officers will convene the Proxy Voting Committee (the "Committee"), which is comprised of Chief Operating Officer ("COO"), Chief Financial Officer ("CFO"), and the CCO. The CCO serves as the Committee's chairperson.

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The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in CCG's Clients' best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

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The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

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A vote's likely short-term and long-term impact on the Issuer;

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Whether the Issuer has responded to the subject of the proxy vote in some other manner;

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Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

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Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and

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Whether the proposal appears consistent with Clients' best interests.

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If the Committee is unable to reach a unanimous decision regarding the proxy vote, CCG will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant's recommendation and will vote Clients' proxies in accordance with that recommendation.

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If no material conflict of interest is identified, the Fund Administration Group shall vote the proxy in accordance with the investment staff's recommendation.

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CCG will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, CCG may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves "share blocking," which limits CCG's ability to sell the affected security during a blocking period that can last for several weeks. CCG believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so CCG generally abstains from voting when share blocking is required. The Fund Administration Group will prepare and maintain memoranda describing the rationale for any instance in which CCG does not vote a Client's proxy.

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The Fund Administration Group will retain the following information in connection with each proxy vote:

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The Issuer's name; o The security's ticker symbol or CUSIP, as applicable;

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The shareholder meeting date; o The number of shares that CCG voted;

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A brief identification of the matter voted on; o Whether the matter was proposed by the Issuer or a security-holder;

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Whether CCG cast a vote;

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How CCG cast its vote (for the proposal, against the proposal, or abstain); and

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Whether CCG cast its vote with or against management.

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If CCG votes the same proxy in two directions, the Fund Administration Group will maintain documentation describing the reasons for each vote (e.g., CCG believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management).

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Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

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Proxies received after a Client terminates its advisory relationship with CCG will not be voted. The Fund Administration Group will promptly return such proxies to the sender, along with a statement indicating that CCG's advisory relationship with the Client has terminated, and that future proxies should not be sent to CCG.

Class Actions

As a fiduciary, CCG always seeks to act in Clients' best interests with good faith, loyalty, and due care. CCG is authorized to direct Client participation in class actions. The Fund Administration Group, in consultation with relevant Investment Personnel, will determine whether Clients will (a) participate in a recovery achieved through a class action, or (b) opt out of the class action and separately pursue their own remedy. The Fund Administration Group oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The Fund Administration Group will maintain documentation associated with Clients' participation in class actions.

Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with Clients' participation in class actions. The Proxy Voting Committee will evaluate any such conflicts and determine an appropriate course of action for CCG.

CCG generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosures to Clients and Investors

CCG includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how CCG voted with respect to the Client's securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, CCG does not disclose how it expects to vote on upcoming proxies. Additionally, CCG does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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EARNEST PARTNERS, LLC
PROXY VOTING POLICY

Proxy Policies

As a general rule, EARNEST Partners (the "Adviser") will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

· The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

· The Adviser will not announce its voting intentions or the reasons for a particular vote.

· The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

· The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

· All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser's concerns for its Clients' interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser's Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser's Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser's specific Proxy Voting Guidelines will be furnished upon written request by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE, Suite
2300 Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

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SUSTAINABLE GROWTH ADVISERS, LP
PROXY VOTING POLICY

Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual Funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

1

Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

2

Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

3

Security positions that are completely sold from a client's account between proxy record date and meeting date, SGA will not vote the proxy.

4

Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

5

Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.

6

Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

7

Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time.

Procedures

Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

Categories of Issues

It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

Following are examples of agenda items that SGA generally approves:

Simple Majority Voting: A number of companies have adopted "Supermajority" shareholder voting requirements. When voting client proxies it is the policy of this firm to vote in favor of a "Simple" shareholder majority.

Executive Pay: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was enacted on July 21, 2010. As required by the Dodd-Frank Act, public companies are required to seek a non-binding advisory vote from its shareholders to approve the compensation of executive officers as well as the frequency that the advisory vote be held in the future. With respect to the frequency of the vote, when voting client proxies it is SGA's policy that the advisory vote on executive compensation be held by the company no less than annually, the shortest period recommended in the Dodd-Frank Act.

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves. Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

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Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value. Following are examples of issues presented for shareholder vote that are generally opposed because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client: When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

Conflicts of Interest

SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

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Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations,

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default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk.Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise cease business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely

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payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

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Statement of Additional Information
 May 29, 2015

Ticker
Share Class	A	C	Y	Institutional	Investor
American Beacon Global Evolution Frontier Markets Income Fund	AGUAX	AGECX	AGEYX	AGEIX	AGEPX

This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus dated May 29, 2015 (the "Prospectus") for the American Beacon Global Evolution Frontier Markets Income Fund (the "Fund"), a series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The Fund's Annual Report to shareholders for the period ended January 31, 2015 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Fund's Annual Report may be obtained, without charge, upon request by calling (800) 658-5811.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Funds (the "Trust"), an open- end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is non-diversified. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund's investment policies and risks and types of investments the Fund may purchase. The composition of the Fund's portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.

Borrowing Risks — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund's return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return.

Contracts for Differences — A contract for difference is a contract which one party agrees to pay the other party an amount of money based on the difference between the current value of a security or instrument and its value on a specified date in the future.

Contracts for differences are similar to total return swaps and allow the Fund to take a long or short position without having to own the reference security or index

Corporate Actions — From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under this "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of investments. With respect to certain investments, the Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the

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case may be, only the net amount of the two payments). Under such circumstances, the Fund's current obligations will generally be equal only to the net amount to be paid by the Fund, and the amount segregated by the Fund, based on the relative values of the positions held by each party to the agreement (the "net amount").

Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

Creditor Liability and Participation on Creditors Committees — When the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or frontier and emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Custody Risk — The Fund invests in markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Cyber-Security Risk — The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some derivatives are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

The Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), interest rate caps, floors, collars, reverse collars, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC), and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Until recently, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by tax considerations.

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Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the Fund, was January 1, 2013. The Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Fixed Income Investments — The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See "High Yield Bonds" disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed income security.

Foreign Debt Securities — The Fund may invest in foreign fixed and floating rate income securities (including frontier and emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, frontier and emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities — The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

The Fund also may invest in debt or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

The Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, or swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's bonds. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with holders of the reference securities. Holders of

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market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the reference security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Contracts and Forward Foreign Currency Exchange Contracts — The Fund may enter into forward contracts and forward foreign currency exchange contracts ("forward currency contracts"). Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all its portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to

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purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Non-Deliverable Forwards — The Fund also may enter into non-deliverable forwards ("NDFs"). NDFs are cash-settled forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund's respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Frontier and Emerging Market Investments — The Fund may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

The economies of frontier and emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about frontier and emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S. may not be applicable. Frontier and emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

The laws in certain frontier and emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund.

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Practices in relation to settlement of securities transactions in frontier and emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

The Fund may consider a country to be a frontier and emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered a frontier and emerging market country for purposes of constructing frontier and emerging markets indices.

Futures Contracts — Futures contracts, including interest rate and treasury futures contracts, obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa and BBB, respectively. Please see "Appendix A Ratings Definitions" below for an explanation of the ratings applied to

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high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuers default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board of Trustees ("Board"), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Index Futures Contracts — U.S. futures contracts traded on exchanges that have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.

At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

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In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund.

Inflation-Indexed Securities — Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury is obligated to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation of Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Funds, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Legal and Litigation Risk — In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that the Fund may invest in are exposed to these risks, which could have a negative impact on a security's value.

It may be difficult for the Fund to obtain or enforce judgments against parties located outside of the U.S. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other foreign issuers or counterparties.

Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as "qualified" loan transactions. The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board as appropriate, to vote proxies.

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While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

Market Events — Turbulence in the economic, political, and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from frontier and emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or frontier and emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Municipal Securities — The Fund may invest in domestic and foreign (non-U.S.) municipal securities that may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in both taxable and tax-exempt municipal securities. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. A downgrade in the issuer's or security's credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund. Municipal securities are also subject to interest rate risk.

General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Options — The Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see "Cover and Asset Segregation."

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

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The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may use non-deliverable options ("NDOs") which is a foreign exchange product designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager or Sub-Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Other Investment Company Securities and Exchange Traded Products — The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), and unit investment trusts. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

In July 2014, the SEC adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over the next two years. The precise impact such amendments will have on a money market fund's structure and operations and on the money market fund industry has not yet been determined, but any related changes to the may negatively affect a money market fund's expenses, liquidity, yield and return potential.

The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. The Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Sovereign and Quasi-Sovereign Government and Supranational Debt — Investments in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies involve special risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to

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repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Manager and Sub-Advisor endeavor to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity ("Collateralized Brady Bonds"). Brady Bonds are not, however, considered to be U.S. Government Securities. Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section "Currencies Risk."

Structured Products —  The Fund may invest in structured products, including instruments such as credit-linked, and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract.

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Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Notes - Credit-linked notes ("CLNs") are debt obligations that are issued by limited purpose entities or by financial firms, such as banks, securities firms or their affiliates, and that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund's investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund's Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a "credit event" occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable "deliverable" asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest.

There may be no established trading market for the Fund's CLNs, in which event they may constitute illiquid investments.

Structured Notes - The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund's exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds. Structured notes are subject to interest rate and credit risk.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund's investments in these structured products may be subject to limits applicable to investments in investment companies.

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Swap Agreements — A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default of other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Interest Rate and Inflation Swaps - In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or "notional" amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. The Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.

Caps, Floors and Collars - The Fund may also enter caps, floors and collars, which are types of interest rate swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and selling a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.

Total Return Swaps - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Total return swaps can have the potential for unlimited losses.

Credit Default Swaps - In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a "credit event," such as a default or issuer insolvency occurs with respect to one or more underlying or "reference" bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to credit risk since the ability of the seller to make required payments is dependent on its creditworthiness.

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Currency Swaps - A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception. Currency swaps are subject to currency risk.

Volatility Swaps - A volatility swap is a forward contract under which the payments to be received are dependent on the future realized volatility of an underlying asset, such as a stock. A volatility swap involves exposure to volatility, not on whether the value of the underlying asset goes up or down. Volatility swaps can be used to speculate on future volatility or as a hedge against volatility. A volatility swap is subject to the risk that the future volatility of the underlying asset is higher or lower than a sub-advisor anticipated.

Correlation Swaps - A correlation swap is used to speculate on or hedge risks associated with the observed average correlation of a collection of underlying products.

Forward Swaps - A forward swap is created through the use of two swaps with different durations to meet the investment time period desired by a sub-advisor.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time- zone arbitrage." If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Valuation Risk — This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit linked notes and other derivatives, which may be illiquid or which may become illiquid.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Warrants — Warrants are, for example, options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. Warrants may also be linked to the performance of oil and/or the GDP of specific frontier and emerging markets. The market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in warrants.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date. These transactions enable a Fund to "lock-in" what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

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The Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may:

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1 / 3 % of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

3

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

4

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended ("Securities Act"), and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board") that any Section 4(a)(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies.

The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

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4

Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5

Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6

Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

Invest more than 25% of its total assets in the securities of companies primarily engaged in any industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3 % of its total net assets (including the market value of collateral received).

With respect to the fundamental investment restriction relating to concentration set for in number 7 above, the Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Fund's total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any single industry.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in the Fund's best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the Securities and Exchange Commission within ten days thereafter;

2

a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the Securities and Exchange Commission within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for the Fund as of the end of each month on the Fund's website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest.

Disclosure of Nonpublic Holdings.

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund's policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisors in managing the Fund ("service providers"). The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Trust's Board of Trustees fulfills a legitimate business purpose, is in in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Funds' custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Ernst & Young, LLP	Fund's independent public accounting firm	Complete list on annual basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund's portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund's securities receive information pertaining to the Fund's securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

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The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund's holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund's website.

No compensation or other consideration may be paid to the Fund, the Fund's service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund's website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Fund's the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund's SAI.

The Manager and sub-advisors to the Fund may manage substantially similar portfolio for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest or the equivalent, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Currently, the Fund has no intention to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer

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("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund's CCO regarding the effectiveness of the Fund's compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Fund's CCO to discuss matters relating to the Fund's compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 32 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds and each Trustee oversees the Trusts' combined 34 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East

19

Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Alan D. Feld **, (78)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (44)	Trustee since 2015

Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women's Empowerment (2009-2014).

Joseph B. Armes (52)	Trustee since 2015

Chairman, President & CEO, Capital Southwest Corporation (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

Gerard J. Arpey (56)	Trustee since 2012

Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).
Brenda A. Cline (54)	Trustee since 2004

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008

Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (69)	Trustee since 2001

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

*	The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.
**

Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain American Beacon Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

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Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children's hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended January 31, 2015.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met four (4) times during the fiscal year ended January 31, 2015.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, and Mr. Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the

21

investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met six (6) times during the fiscal year ended January 31, 2015.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2014.

INTERESTED TRUSTEES
American Beacon Fund	Feld
Global Evolution	None
Aggregate Dollar Range of Equity Securities in all Trusts (34 Funds)	Over $100,000

NON-INTERESTED TRUSTEES *
	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Global Evolution	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (34 Funds)	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
*	Information is not shown for Messers. Alvarado and Armes because they were not Trustees as of December 31, 2014.

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the "Trusts"), each Trustee is compensated from the Funds and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although, he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ending January 31, 2015.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation From the Trusts (34 Funds)
INTERESTED TRUSTEES
Alan D. Feld	155,820	[1]	162,500
NON-INTERESTED TRUSTEES *
Gerard J. Arpey	155,820		162,500
W. Humphrey Bogart	165,409	[1]	172,500
Brenda A. Cline	165,409	[1]	172,500
Eugene J. Duffy	155,820		162,500
Thomas M. Dunning	160,615		167,500
Richard A. Massman	190,580	[1]	198,750
Barbara J. McKenna	160,615		167,500
R. Gerald Turner	155,820	[1]	162,500
*	Information is not shown for Messers. Alvarado and Armes because they were not Trustees as of January 31, 2015.
[1]	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Bogart, Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may

22

elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc.(2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), President & CEO, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Jeffrey K. Ringdahl (40)	Vice President since 2010

Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc. (2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), Chief Operating Officer, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (56)	Vice President, Secretary and Chief Legal Officer since 2006

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (54)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Wyatt L. Crumpler (48)	Vice President since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present).
Erica B. Duncan (44)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011).
Michael W. Fields (61)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (53)	Treasurer since 2010

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (51)	Vice President since 2010	Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present).
Samuel J. Silver (52)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

23

Sonia L. Bates (58)	Asst. Treasurer since 2011

Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

The Fund invests exclusively in non-voting securities and is therefore not expected to vote proxies relating to portfolio securities. If the Fund were to vote any proxies, the proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Funds' other shareholders to pay a higher pro rata portion of the Fund's expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Fund as of April 30, 2015. The Trustees and officers of the Trusts, as a group, did not own more than 1% of any class of the Fund's shares outstanding.

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *	70.76%				33.39%	89.93%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
LPL FINANCIAL*		59.69%	17.02%		10.91%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*					21.45%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC*		24.33%	15.43%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
TD AMERITRADE INC FOR THE*				86.69%	14.04%

24

EXCLUSIVE BENEFIT OF OUR CLIENTS
OMAHA NE 68103-2226
UBS WM USA*	6.43%	10.15%
1000 HARBOR BLVD 5TH FLR
WEEHAWKEN NJ 07086-6761
*	Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENTS

The Fund's sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the sub-advisor are considered affiliates for the portion of Fund assets managed by the sub-advisor.

Global Evolution USA, LLC
Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Global Evolution Fondsmaeglerselkab A/S	Parent Company	Investment management firm founded in 2007
Søren Rump	Director	Financial Services
Morten Bugge	Director	Financial Services
Kent Roberts	Managing Director	Financial Services
Michael McAdams	Managing Director	Financial Services

The sub-advisor is located at 790 East Colorado Blvd. Suite 500, Pasadena, CA 91101.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Global Evolution pursuant to which the Fund has agreed to pay Global Evolution an annualized subadvisory fee that is calculated and accrued daily equal to 0.50% of the Fund's average daily assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

In rendering investment advisory services to the Fund, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940 (the "Investment Sub-Advisor's Foreign Affiliates") to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor's Overseas Affiliates are considered Participating Affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be "supervised persons" of the sub-advisor as that term is defined in the Investment Advisers Act of 1940.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Astro AB Borrower, Inc. ("AB Borrower"). AB Borrower is, in turn, a wholly-owned subsidiary of Astro AB Acquisition, Inc., which is a wholly-owned subsidiary of Astro AB Topco, Inc., a wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager's prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC or Estancia Capital Partners L.P. ("Purchasers"), investment funds affiliated with Kelso & Company, L.P. or Estancia Capital Management, LLC, which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of Astro AB is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Astro AB Holdings, LLC.	Parent Company	Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.

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Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisor(s) to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor(s); and any extraordinary expenses of a nonrecurring nature.

The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of 0.05% of the net assets of the Fund. The fee is allocated daily to each class of the Fund based on the net assets of that class in relation to the net assets of the Fund as a whole. In addition, the Fund pays the Manager the amount due to the sub-advisor(s).

The following tables reflect total management fees paid to the Manager and investment advisory fees paid to the sub-advisor during the Fund's most recent fiscal years ended January 31.

Management Fees Paid to American Beacon Advisors, Inc.
2014	2015
N/A	$33,651

Sub-advisor Fees
2014	2015
N/A	$339,246

Management Fees Waived/(Recouped)
2014	2015
N/A	$231,061

In addition to the management fee, the Manager is paid an administration fee for providing administrative services to the Fund. The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of: 0.30% of the net assets of the A Class, C Class,Y Class,Investor Class, and Institutional Class.

The following table shows total administrative services fees paid to the Manager based on total assets for the Fund's most recent fiscal years ended January 31.

Administrative Service Fees
2014	2015
N/A	$202,507

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended January 31, 2015 were:

Distribution Fees
A Class	$16,565
C Class	$7,066

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The A Class, C Class, Y Class, and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares, up to 0.25% per annum of the average daily net assets of the C Class shares, and up to 0.10% per annum of the average daily net assets of the Y Class shares. The Manager or other these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for fiscal year ended January 31, 2015 were as follows:

Service Fees
A Class	$9,939
C Class	$1,056
Y Class	$44,104
Investor Class	$16,567

The Manager also may receive up to 25% of the net monthly income generated from the securities lending activities as compensation for administrative and oversight functions with respect to securities lending of the Fund. Currently, the Manager receives 10% of such income for other series of the Trust. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. The Manager has not received any fees from securities lending activities of the Fund within the last three fiscal years. As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund's shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Fund. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during the fiscal year ended  January 31, 2015 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Global Evolution Frontier Markets Income	2015	$26,260	$2,577

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Funds for investing certain excess cash balances in designated futures, forwards or registered money market funds. State Street also serves as the Funds' Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services (an affiliate of State Street), located at 330 W. 9th Street, Kansas City, Missouri 64105. is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

27

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of January 31, 2015.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Morten Bugge	N/A	12 ($2.2 bil)	2 ($100 mil)	N/A	8 ($1.5 bil)	2 ($100 mil)
Lars Peter Nielson	N/A	12 ($2.2 bil)	2 ($100 mil)	N/A	8 ($1.5 bil)	2 ($100 mil)
Christian Mejrup	N/A	12 ($2.2 bil)	2 ($100 mil)	N/A	8 ($1.5 bil)	2 ($100 mil)
Michael Hansen	N/A	12 ($2.2 bil)	2 ($100 mil)	N/A	8 ($1.5 bil)	2 ($100 mil)
Kristian Wigh	N/A	12 ($2.2 bil)	2 ($100 mil)	N/A	8 ($1.5 bil)	2 ($100 mil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor.

Global Evolution USA, LLC ("Global Evolution") Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. This potential conflict may be heightened where the sub-advisor manages one or more other accounts where the advisory fees may be higher and/or a portion of their investment advisory fee is based upon the performance of that fund/account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the sub-advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the sub-advisor's trade allocation policy.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of January 31, 2015.

Global Evolution  For serving as portfolio managers of the Fund, Portfolio Managers receive competitive base salaries and are eligible for performance-based compensation from overall firm-wide profits. No Portfolio Managers have compensation directly linked to Fund performance. Additionally, all Portfolio Managers hold or are vesting equity in Global Evolution and/or its parent company Global Evolution Fondsmaeglerselkab A/S. While no portion of the sub-advisor's advisory fee is based upon the performance of the Fund, the sub-advisor and its Portfolio Managers manage other account(s) where part of the advisory fee is based upon the performance of that account.

Ownership of the Fund

A Portfolio Manager's beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The table below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as provided by the investment advisor as of  January 31, 2015.

Name of Investment Advisor and Portfolio Managers	Global Evolution Frontier Markets Income Bond Fund
Global Evolution
Morten Buggee	None
Lars Peter Nielson	None
Christian Mejrup	None
Michael Hansen	None
Kristian Wigh	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including

28

the quotations necessary to determine the Fund's net asset value), and other information provided to the Fund, to the Manager and/or to the sub- advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker- dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub- advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place its own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging market securities in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit receives through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receive any benefits from the commission recapture program. The sub-advisor's participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

For the three most recent fiscal year ending January 31, no brokerage commissions were paid by the Fund. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

For the fiscal year ended January 31, 2015, no brokerage commissions were paid to affiliated brokers by the Fund.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you

29

make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■

individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■

business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

■

endowments or foundations established and controlled by you or your immediate family; or

■

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■

for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■

made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at net asset value (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6

the Manager or a sub-advisor to the Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund's custodian or transfer agent, the Manager or a sub-adviser to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

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clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account ("IRA") rollovers involving retirement plan assets invested in the Fund in the American Beacon Funds fund family; and

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Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

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It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

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redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

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required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

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death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Funds (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

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TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that the Fund qualifies as a regulated investment company ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" other than a partnership at least 90% of the gross income of which is described in clause (1);

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Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain ( i.e. the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and is unable, or determines not to, avail itself of provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, "individual") shareholders as "qualified dividend income" (as described in the Prospectus)) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund's income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

Taxation of Certain Investments and Strategies

If the Fund acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any "excess distribution" it receives on the stock or of any gain it realizes from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals' "qualified dividend income" described in the Prospectus. The Fund may avoid this tax and interest if it elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. If such an election were made, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income and gains would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

The Fund may elect to "mark-to-market" its stock in a PFIC it owns at the end of its taxable year.. Under such an election, the Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock and (2) would be allowed a deduction (as an ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in PFIC stock would be adjusted to

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reflect the amounts included in income, or deducted, under this election. Any gain or loss realized on the sale or other disposition of PFIC stock, would be treated as ordinary income or loss. The Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund's (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

The Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. The Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, the Fund's holding of more than 10% of a QPTP's equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as "qualified dividend income" and disposition of the Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts, and "nonequity" options ( i.e. , certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code Section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement ( i.e. , with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to the Fund's forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the

33

effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.

When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position" - generally, any position (i.e. an interest including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Taxation of the Fund's Shareholders

General - Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution. So, if an investor purchases Fund shares shortly before the record date for a distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution even though it represents in part a return of invested capital.

If more than 50% of the value of the total assets of the Fund at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service ("IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If the Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of foreign taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Basis Election and Reporting
Fund shareholders who want to use an acceptable method for basis determination with respect to Fund shares other than the average basis method, must elect to do so in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect such a method, the basis determination will be made in accordance with the Fund's default basis method which is average basis. The basis determination method the Fund shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding
The Fund will be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification

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number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") or "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund), which will, in turn, report that information to the IRS. The U.S. Treasury Department has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations, as described below.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under Section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes
 Statutory rules and regulations regarding state and local taxation of ordinary income, qualified dividend income and capital gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's participation situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines Group, Inc. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (vi) employees of Kelso/Estancia, and (vi) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the Funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

The Trust's independent registered public accounting firm, Ernst & Young LLP audits and reports on the Fund's annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm and are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders for the period ended January 31, 2015.

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APPENDIX A

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be

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highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk.Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise cease business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to

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three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

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AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28.		Exhibits
(a)	(1)	Amended and Restated Declaration of Trust, dated August 7, 2014 is incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014 (“PEA No. 208”)
	(2)	Certificates of Designation for American Beacon AHL Managed Futures Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent High Income Fund, American Beacon Global Evolution Frontier Markets Debt Fund, and American Beacon Ionic Absolute Return Fund are incorporated by reference to PEA No. 208
(b)		Amended and Restated Bylaws, dated June 4, 2013, are incorporated by reference to Post-Effective Amendment No.184, filed April 29, 2014 (“PEA No. 184”)
(c)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws
(d)	(1)(A)	Amended and Restated Management Agreement among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated July 9, 2014, is incorporated by reference to Post-Effective Amendment No. 203, filed August 19, 2014 (“PEA No. 203”)
	(1)(B)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated July 9, 2014, is incorporated by reference to PEA No. 203
	(2)(A)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated February 20, 2014, is incorporated by reference to Post-Effective Amendment No. 181, filed February 28, 2014 (“PEA No. 181”)
	(2)(B)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated May 1, 2014, is incorporated by reference to Post-Effective Amendment No. 194, filed May 28, 2014 (“PEA No. 194”)
	(2)(C)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Calamos Advisors LLC, dated April 1, 2014 is incorporated by reference to PEA No. 208
	(2)(D)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and

Causeway Capital Management LLC, dated April 4, 2014 is incorporated by reference to PEA No. 208
(2)(E)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Dreman Value Management LLC, dated April 1, 2014 is incorporated by reference to PEA No. 208
(2)(F)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated July 18, 2014, is incorporated by reference to PEA No. 203
(2)(G)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated August 6, 2014 is incorporated by reference to PEA No. 208
(2)(H)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Lazard, dated June 16, 2014, Asset Management LLC, is incorporated by reference to PEA No. 203
(2)(I)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Logan Circle Partners, L.P., dated March 24, 2014 is incorporated by reference to PEA No. 208
(2)(J)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Morgan Stanley Investment Management Inc., dated April 10, 2014 is incorporated by reference to PEA No. 208
(2)(K)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and NISA Investment Advisors, L.L.C., dated March 26, 2014, is incorporated by reference to PEA No. 184
(2)(L)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated March 26, 2014, is incorporated by reference to Post-Effective Amendment No. 185, filed April 29, 2014 (“PEA No. 185”)
(2)(M)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated July 7, 2014, is incorporated by reference to PEA No. 203
(2)(N)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated March 28, 2014, is incorporated by reference to PEA No. 194

(2)(O)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Standish Mellon Asset Management Company LLC, dated October 1, 2014 is incorporated by reference to PEA No. 208
(2)(P)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated March 26, 2014, is incorporated by reference to PEA No. 185
(2)(Q)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated March 24, 2014 is incorporated by reference to PEA No. 208
(2)(R)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Dean Capital Management, LLC, dated March 26, 2014 is incorporated by reference to PEA No. 208
(2)(S)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Fox Asset Management, LLC, dated June 16, 2014, is incorporated by reference to PEA No. 203
(2)(T)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Signia Capital Management, LLC, dated March 20, 2014, is incorporated by reference to PEA No. 185
(2)(U)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandes Investment Partners, L.P., dated April 8, 2014 is incorporated by reference to PEA No. 208
(2)(V)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 1, 2014, is incorporated by reference to PEA No. 185
(2)(W)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and GAM International Management Limited, dated March 28, 2014, is incorporated by reference to PEA No. 185
(2)(X)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pacific Investment Management Company LLC, dated April 9, 2014 is incorporated by reference to PEA No. 208
(2)(Y)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lee Munder Capital Group, LLC, dated April 1, 2014 is incorporated by reference to PEA No. 208
(2)(AA)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated March 26, 2014, is incorporated by reference to PEA No. 185
(2)(BB)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated June 5, 2014, is incorporated by reference to PEA No. 203
(2)(CC)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Holland Capital Management LLC, dated March 28, 2014, is incorporated by reference to PEA No. 185
(2)(DD)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and PENN Capital Management Company, Inc., dated April 14, 2014 is incorporated by reference to PEA No. 208
(2)(EE)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated March 24, 2014 is incorporated by reference to PEA No. 208
(2)(FF)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Earnest Partners, LLC, dated August 26, 2013, is incorporated by reference to Post-Effective Amendment No. 164, filed August 27, 2013 (“PEA No. 164”)
(2)(GG)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc. and Acadian Asset Management LLC, dated September 6, 2013, is incorporated by reference to Post-Effective Amendment No. 166, filed September 20, 2013 (“PEA No. 166”)
(2)(HH)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Sustainable Growth Advisers, LP, dated September 4, 2013, is incorporated by reference to Post-Effective Amendment No. 168, filed October 3, 2013 (“PEA No. 168”)
(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated November 18, 2013, is incorporated by reference to Post-Effective Amendment No. 171, filed November 19, 2013 (“PEA No. 171”)
(2)(JJ)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated July 2, 2014, is incorporated by reference to PEA No. 203
(2)(KK)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bahl & Gaynor, Inc., dated May 1, 2014, is incorporated by reference to Post-Effective Amendment No. 189, filed May 1, 2014 (“PEA No. 189”)
	(2)(LL)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated September 30, 2014, is incorporated by reference to Post-Effective Amendment No. 206, filed October 17, 2014 (“PEA No. 206”)
	(2)(MM)	Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated July 8, 2014, is incorporated by reference to PEA No. 206
	(2)(NN)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated August 19, 2014 is incorporated by reference to PEA No. 208
	(2)(OO)	Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 214, filed March 18, 2015 (“PEA No. 214”)
(e)	(1)	Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated March 31, 2009, is incorporated by reference to Post-Effective Amendment No. 75, filed May 1, 2009 (“PEA No. 75”)
	(2)(A)	Eleventh Amendment to Schedule I of the Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated July 14, 2014, is incorporated by reference to PEA No. 203
(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998 (“PEA No. 24”)
	(2)	Amended and Restated Schedule D to the Custodian Agreement, effective as of January 21, 2014, is incorporated by reference to Post-Effective Amendment No. 180, filed February 18, 2014 (“PEA No. 180”)
(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24
	(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003 (“PEA No. 42”)
	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-

Effective Amendment No. 64, filed March 1, 2007 (“PEA No. 64”)
(1)(D)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated September 18, 2014, is incorporated by reference to PEA No. 206
(2)(A)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008, is incorporated by reference to Post-Effective Amendment No. 97, filed December 30, 2010 (“PEA No. 97”)
(2)(B)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008, is incorporated by reference to PEA No. 97
(2)(C)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009, is incorporated by reference to PEA No. 97
(2)(E)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009, is incorporated by reference to PEA No. 97
(3)(A)	Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012, is incorporated by reference to Post-Effective Amendment No. 145, filed May 25, 2012 (“PEA No. 145”)
(3)(B)	Amended and Restated Schedule A to Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to PEA No. 206
(4)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to PEA No. 203
(5)(A)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc., and State Street Bank and Trust Company, dated November 29, 1999, is incorporated by reference to Post-Effective Amendment No. 28, filed March 12, 1999 (“PEA No. 28”)
(5)(B)	Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated June 30, 2004, is incorporated by reference to Post-Effective Amendment No. 50, filed June 30, 2004 (“PEA No. 50”)
(6)(A)	Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to PEA No. 97
(6)(B)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master

Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97
(6)(C)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129, filed February 2, 2012 (“PEA No. 129”)
(6)(D)	Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to PEA No. 166
(6)(E)	Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to PEA No. 203
(7)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009 (“PEA No. 77”)
(8)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No.45, filed May 1, 2003 (“PEA No. 45”)
(9)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009, is incorporated by reference to PEA No. 75
(9)(B)	Amendment to Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated July 14, 2014, is incorporated by reference to PEA No. 203
(10)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009, is incorporated by reference to PEA No. 77
(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated July 14, 2014, is incorporated by reference to PEA No. 203
(11)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No.84, filed March 16, 2010 (“PEA No. 84”)
(11)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated July 14, 2014, is incorporated by reference to PEA No. 203
(12)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)

(12)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated July 14, 2014, is incorporated by reference to PEA No. 203
(13)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000, is incorporated by reference to Post-Effective Amendment No. 32, filed July 7, 2000 (“PEA No. 32”)
(14)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001, is incorporated by reference to Post-Effective Amendment No. 41, filed October 1, 2002 (“PEA No. 41”)
(15)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008 (“PEA No. 70”)
(16)(A)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, dated August 9, 2013, is incorporated by reference to PEA No. 164
(16)(B)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Acadian Emerging Markets Managed Volatility Fund, dated August 9, 2013, is incorporated by reference to PEA No. 166
(16)(C)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon SGA Global Growth Fund, dated August 9, 2013, is incorporated by reference to PEA No. 168
(16)(D)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Global Evolution Frontier Markets Income Fund, dated November 12, 2013, is incorporated by reference to PEA No. 171
(16)(E)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated December 19, 2013, is incorporated by reference to Post-Effective Amendment No. 173, filed December 27, 2013 (“PEA No. 173”)
(16)(F)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 14, 2014, is incorporated by reference to PEA No. 181
(16)(G)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 28, 2014, is incorporated by reference to PEA No. 185
(16)(H)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon AHL Managed Futures Strategy Fund, dated June 5, 2014, is incorporated by reference to PEA No. 203
(16)(I)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Bahl & Gaynor Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 198, filed July 14, 2014 (“PEA No. 198”)
	(16)(J)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, is incorporated by reference to Post-Effective Amendment No. 194, filed May 28, 2014 (“PEA No. 194”)
	(16)(K)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Crescent Short Duration High Income Fund, is incorporated by reference to Post-Effective Amendment No. 196, filed July 7, 2014 (“PEA No. 196”)
	(16)(L)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated July 1, 2014, is incorporated by reference to PEA No. 203
	(16)(M)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated November 13, 2014, is incorporated by reference to PEA 208
	(16)(N)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 23, 2015, is incorporated by reference to Post-Effective Amendment No. 213, filed February 27, 2015 (“PEA No. 213”)
	(16)(O)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ionic Strategic Arbitrage Fund, dated March 16, 2015, is incorporated by reference to PEA No. 214
	(16)(P)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015, is incorporated by reference to PEA No. 217, filed April 30, 2015
	(16)(Q)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015 – (filed herewith)
(i)		Opinion and consent of counsel – (filed herewith)
(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)
(k)		Financial statements omitted from prospectus – (none)
(l)		Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997 (“PEA No. 23”)
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, is incorporated by reference to PEA No. 77
	(2)(B)	Amendment to Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, is incorporated by reference to Post-Effective Amendment No. 88 filed May 17, 2010
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated July 14, 2014, is incorporated by reference to PEA No. 203
	(4)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, is incorporated by reference to PEA No. 90
	(4)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated July 14, 2014, is incorporated by reference to PEA No. 203
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011, is incorporated by reference to Post-Effective Amendment No. 103, filed March 18, 2011 (“PEA No. 103”)
(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated February 18, 2014, is incorporated by reference to Post-Effective Amendment No. 181, filed February 28, 2014 (“PEA No. 181”)
	(2)	Code of Ethics of State Street Master Funds, dated April 1, 2012, is incorporated by reference to Post-Effective Amendment No. 158, filed April 30, 2013 (“PEA No. 158”)
	(3)	Code of Ethics of Quantitative Master Series LLC, dated March 22, 2013, is incorporated by reference to PEA No. 158
	(4)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, is incorporated by reference to Post-Effective Amendment No. 100, filed March 1, 2011 (“PEA No. 100”)
	(5)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2014, is incorporated be reference to PEA No. 194
	(6)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009, is incorporated be reference to PEA No. 97
	(7)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010, is incorporated be reference to PEA No. 97
	(8)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010, is incorporated be reference to PEA No. 97
	(9)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated December 2013, is incorporated be reference to PEA No. 181
	(10)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated January 2012, is incorporated by reference to Post-Effective Amendment No. 148, filed October 26, 2012 (“PEA No. 148”)

(11)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 16, 2013, is incorporated be reference to PEA No. 171
(12)	Code of Ethics and Standards of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2014, is incorporated be reference to PEA No. 194
(13)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009, is incorporated by reference to Post-Effective Amendment No. 73, filed February 27, 2009 (“PEA No. 73”)
(14)	Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Franklin Advisers, Inc. and Templeton Investments Counsel, LLC, dated May 2013, is incorporated be reference to PEA No. 171
(15)	Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012, is incorporated be reference to PEA No. 153
(16)	Code of Ethics of Zebra Capital Management, LLC, dated November 2011, is incorporated by reference to Post-Effective Amendment No. 136, filed March 15, 2012 (“PEA No. 136”)
(17)	Code of Ethics for Strategic Income Management, LLC, dated January 2015. (filed herewith)
(18)	Code of Ethics for Dean Capital Management, LLC, dated October 11, 2013, is incorporated be reference to PEA No. 171
(19)	Code of Ethics for Fox Asset Management, LLC, revised July 1, 2013, is incorporated be reference to PEA No. 171
(20)	Code of Ethics for Signia Capital Management, LLC, dated May 2013, is incorporated be reference to PEA No. 171
(21)	Code of Ethics of Massachusetts Financial Services Co., dated September 19, 2014, is incorporated by reference to PEA No. 213
(22)	Code of Ethics of Brandes Investment Partners, L.P., dated August 15, is incorporated by reference to Post-Effective Amendment No. 113, filed July 1, 2011 (“PEA No. 113”)
(23)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P.), dated January 2012, is incorporated be reference to PEA No. 136
(24)	Code of Ethics of GAM International Management Limited, is incorporated by reference to Post-Effective Amendment No. 107, filed April 19, 2011 (“PEA No. 107”)
(25)	Code of Ethics of Pacific Investment Management Company LLC

(PIMCO), dated May 2009, as revised January 2015. (filed herewith)
(26)	Code of Ethics for Lee Munder Capital Group, LLC, dated May 2013, is incorporated by reference to PEA No. 171
(27)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012, is incorporated by reference to PEA No. 153
(28)	Code of Ethics for Bridgeway Capital Management, Inc., dated June 23, 2011, is incorporated by reference to PEA No. 129
(29)	Code of Ethics and Conduct for Holland Capital Management LLC, dated February 2014, is incorporated by reference to PEA No. 194
(30)	Code of Ethics for PENN Capital Management Company, Inc., dated February 21, 2012, is incorporated by reference to Post-Effective Amendment No. 131, filed February 23, 2012 (“PEA No. 131”)
(31)	Code of Ethics for The London Company of Virginia, LLC, dated April 2, 2012, is incorporated by reference to PEA No. 145
(32)	Code of Ethics for Earnest Partners, dated August 4, 2008, is incorporated by reference to PEA No. 161 filed June 14, 2013 (“PEA No. 161”)
(33)	Code of Ethics for Sustainable Growth Advisers, LP, is incorporated by reference to Post-Effective Amendment No. 162, filed July 11, 2013 (“PEA No. 162”)
(34)	Code of Ethics for Acadian Asset Management LLC, dated February 2015 (filed herewith)
(35)	Code of Ethics for Global Evolution USA, LLC, dated January 1, 2013, is incorporated by reference to PEA No. 161
(36)	Code of Ethics for AHL Partners LLP, revised December 2013, is incorporated by reference to PEA No. 203
(37)	Code of Ethics for Bahl & Gaynor, Inc., amended 2014, is incorporated by reference to PEA No. 189
(38)	Code of Ethics for Crescent Capital Group LP, dated May 2011, is incorporated by reference to PEA No. 196
(39)	Code of Ethics for Hillcrest Asset Management, LLC, dated July 8, 2014 is incorporated by reference to PEA No. 208
(40)	Code of Ethics for Ionic Capital Management LLC, dated May 2014, is incorporated by reference to PEA No. 214
Other Exhibit
Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated August 8, 2014 – (filed herewith)

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dean Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Earnest Partners, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Fox Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GAM International Management Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the

Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Holland Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lee Munder Capital Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with PENN Capital Management Company, Inc. provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Signia Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions. Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sustainable Growth Advisers, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i) any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i) any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d) The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e) An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the

Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims. The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies. The arrangement is limited to civil and administrative claims.

Item 31.

I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections

Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting	Asst. Treasurer, American Beacon Funds Complex; Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc.; Asst. Treasurer, American Private Equity Management, L.L.C.; Asst. Treasurer, Astro AB Borrower, Inc.

Rosemary K. Behan; Secretary	Secretary, American Beacon Funds Complex; Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, Astro AB Borrower, Inc.
Christopher L. Collins; Director	Manager; APEM, L.L.C.; Director; ABA, Inc.; President and Director; Astro AB Borrower, Inc.; President and Director; Astro AB Acquisition, Inc.; President and Director; Astro AB Topco, Inc.; Vice President and Director; Astro AB Holdings, LLC.
Stephen C. Dutton; Director	Manager; APEM, L.L.C.; Vice President & Treasurer and Director; Astro AB Borrower, Inc., Vice President & Treasurer and Director; Astro AB Acquisition, Inc., Vice President & Treasurer and Director; Astro AB Topco, Inc., Vice President and Director; Astro AB Holdings, LLC.
Melinda G. Heika; Treasurer	Treasurer, American Beacon Funds Complex; Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, Astro AB Borrower, Inc.
Takashi B. Moriuchi; Director	Manager; APEM, L.L.C.; Director; Astro AB Borrower, Inc., Director; Astro AB Acquisition, Inc., Director; Astro AB Topco, Inc., Director; Astro AB Holdings, LLC.
Gene L. Needles, Jr.; Director, President and Chief Executive Officer	President, American Beacon Funds Complex; Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Astro AB Borrower, Inc.; Director, Astro AB Acquisition, Inc.; Director, Astro AB Astro Topco, Inc., President & CEO, Astro AB Holdings, LLC.

William F. Quinn; Executive Vice President	Chairman & Director, Lighthouse Holdings, Inc.; Chairman & Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Director, American Airlines Federal Credit Union; Director, Hicks Acquisition II, Inc.; Independent Trustee, National Railroad Retirement Investment Trust
Jeffrey K. Ringdahl, Chief Operating Officer	Senior Vice President, American Beacon Funds Complex; Senior Vice President, Lighthouse Holdings, Inc.; Senior Vice President, Lighthouse Holdings Parent, Inc.; Vice President, American Private Equity Management; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Astro AB Borrower, Inc.; Director, Astro AB Acquisition, Inc.; Director, Astro AB Astro Topco, Inc., Chief Operating Officer, Astro AB Holdings, LLC.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., and Astro AB Holdings, LLC, and Lighthouse Holdings Parent, Inc. is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Acadian Asset Management LLC (“Acadian”) is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
Laurent de Greef, Member of Board of Managers	None
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd
Churchill Franklin, CEO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Cayman Limited G.P.
Ronald Frashure, Chairman of Board of Managers	Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Cayman Limited G.P.
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Asset Management (Japan)
Brendan Bradley, Senior Vice President, Director, Portfolio Management, Member of Board of Managers	None
Ross Dowd, Executive Vice President, Head of Client Service, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Cayman Limited G.P.; Director, Acadian Asset Management (Australia) Ltd.; Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Asset Management (Japan)
Mauricio Karchmer, Senior Vice President, Member of Board of Managers	None
Theodore Noon, Senior Vice President, Member of Board of Managers	None
Linda Gibson, Member of Board of Managers	Executive Vice President and Head of Global Distribution – OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Head of Global Distribution – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Director, OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms); Director, OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor

Christopher Hadley, Member of Board of Managers	Executive Vice President and Chief Talent Officer – OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President and Chief Talent Officer – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor)
Aidan Riordan, Member of Board of Managers	Executive Vice President, Head of Affiliate Management - OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President, Head of Affiliate Management - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Director, The Campbell Group, Inc. (a holding company for The Campbell Group LLC); Director, Copper Rock Capital Partners LLC (an investment advisor); Director, OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms); Director, Investment Counselors of Maryland, LLC (an investment advisor); Director, Thompson, Siegel & Walmsley LLC (an investment advisor)
Stephen Belgard, Member of Board of Managers	Executive Vice President and Chief Financial Officer - OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Chief Financial Officer - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund. The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 212 East Third Street, Suite 200 Cincinnati, OH 45202. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Intermediate Bond Fund. The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director, Member Board of Managers	None
J. Ray. Nixon; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance and Risk Officer, Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Global Distribution
Aidan J. Riordan; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Affiliate Management

Brandes Investment Partners, L.P. (“Brandes”) is an investment sub-advisor for the American Beacon Emerging Markets Fund. The principal address of Brandes is 11988 El Camino Real, Suite 600, San Diego, CA 92130.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandes is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandes	Other Substantial Business and Connections
Charles H. Brandes; Chairman	None
Glenn R. Carlson; Executive Director	None
Jeffrey A. Busby; Executive Director	None
Ian N. Rose; General Counsel	None
Brent V. Woods; Chief Executive Officer	None
Kenneth Little; Managing Director, Investments Group	None
Oliver Murray; Managing Director, Portfolio Management and Client Services	None
Gregory S. Houck; Managing Director of Operations	None
Gary K. Iwamura; Finance Director	None
Roberta L. Loubier; Global Head of Compliance, Chief Compliance Officer	None

Brandywine Global Investment Management, LLC (“Brandywine”) is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman, Senior Managing Director	None
Mark P. Glassman, Chief Administrative Officer	None
Patrick S. Kaser, Managing Director	None
Paul R. Lesutis, Senior Managing Director	None
Henry F. Otto, Senior Managing Director	None
Stephen S. Smith, Senior Managing Director	None
Adam B. Spector, Managing Director	None
Steven M. Tonkovich, Senior Managing Director	None
Edward A. Trumpbour, Senior Managing Director	None
Thomas C. Merchant, Secretary	None
Beth O’Malley, Assistant Secretary	None
Melissa A. Warren, Assistant Secretary	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery, Director/Chairman of the Board of Directors/Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre, Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Michael D. Mulcahy, Director/President/Chief Operating Officer	President and Director, Bridgeway Funds, Inc.
Von D. Celestine, Treasurer/Vice President/Secretary	None
Richard P. Cancelmo, Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery, Director	None
Ann M. Montgomery, Director	Sage Education Group, LLC - Owner

Calamos Advisors, LLC (“Calamos”) is an investment sub-advisor for the American Beacon Retirement Income and Appreciation Fund. The principal address of Calamos is 2020 Calamos Court, Naperville, IL 60563-2787.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Calamos is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Calamos	Other Substantial Business and Connections
John P. Calamos; CEO, Global Co-CIO	Member of Board of Trustees of Benedictine University Member of Board of Trustees of Illinois Institute of Technology Board of Directors – National Hellenic Museum Board of Directors – Choose DuPage
Gary D. Black; EVP, Global Co-CIO	None
J. Christopher Jackson; SVP, General Counsel and Secretary	None
Nimish S. Bhatt; SVP, Chief Financial Officer, Head of Fund Administration	None
Jessica Mazza; VP, Chief Compliance Officer	None

Causeway Capital Management, LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica

Boulevard, 15th Floor, Los Angeles, CA 90025.   Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Crescent Capital Group LP (“Crescent Capital”) is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Crescent Capital is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Crescent Capital	Other Substantial Business and Connections
Mark L. Attanasio, Managing Partner	Chairman and Principal Owner of the Milwaukee Brewers Baseball Club

Dean Capital Management, LLC (“Dean”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Dean is 7450 West 130th Street, Suite 150, Overland Park, KS 66213.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dean is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dean	Other Substantial Business and Connections
Douglas A. Leach; Chief Compliance Officer	None
Kevin E. Laub; LLC Member	None
Patrick J. Krumm; LLC Member	None
Steven D. Roth; LLC Member	None
Stephen M. Miller; LLC Member	None

Dreman Value Management, LLC (“Dreman”) is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Dreman is 777 South Flagler Drive, Suite 800-West Tower, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dreman is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dreman	Other Substantial Business and Connections
Emory C. Hoover; Chief Investment Officer and Managing Director	None

Mark J. Roach; Managing Director	None
David N. Dreman; Chairman	None
Nelson P. Woodard; Co-Chief Investment Officer and Managing Director	None
David H. Kanefsky; General Counsel and Chief Compliance Officer	None
Christian Abadiotakis; Chief Financial Officer	None

Earnest Partners (“Earnest”) is an investment sub-advisor for the American Beacon Earnest Partners Emerging Markets Equity Fund. The principal address of Earnest is 1180 Peachtree Street, Suite 2300 Atlanta, GA 30309.

Set forth below is the information as to any business, profession, vocation or employment of a substantial nature in which each officer and director of Earnest is, or at any time during the past two fiscal years has been, engaged in his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Earnest	Other Substantial Business and Connections
Paul E. Viera; CEO & Manager	Manager, Westchester Limited, LLC; Manager, GREYBULL Partners LLC
John G. Whitmore, COO	COO, GREYBULL Partners LLC
James M. Wilson, CCO and Secretary	CCO and Secretary, GREYBULL Partners LLC

Fox Asset Management, LLC (“Fox”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Fox is 1040 Broad Street, Suite 203, Shrewsbury, NJ 07702.

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Eaton Vance Corp. Form 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) and Fox Asset Management LLC (File No. 801-60656) filed with the Commission, all of which are incorporated herein by reference.

Franklin Advisers, Inc. (“Franklin”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of Franklin is One Franklin Parkway, San Mateo, CA 94403-1906.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Franklin is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Franklin	Other Substantial Business and Connections
Edward B. Jamieson; Director, President and CIO	None
Kenneth A. Lewis; Chief Financial Officer	None
Craig S. Tyle; Chief Legal Officer	None
John M. Lusk; Director and Vice President	None
Breda M. Beckerle; Chief Compliance Officer	None
Mark L. Constant; Treasurer	None
William Y. Yun; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None
Rupert H. Johnson, Jr.; Director	None
Christopher J. Molumphy; Director and Executive Vice President	None

GAM International Management, LTD. (“GAM”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of GAM is 2 King Street, London, SW1Y 6Q, United Kingdom.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GAM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GAM	Other Substantial Business and Connections
Andrew N. Hanges, Chief Executive Officer & Chairman of the Board	None
Nikki M. Cagan, Chief Compliance Officer	None

Global Evolution USA, LLC (“Global Evolution”) is an investment sub-advisor for the American Beacon Global Evolution Frontier Markets Income Fund. The principal address of Global Evolution is 790 East Colorado Boulevard, Suite 500, Pasadena, CA 91101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump, Director	None
Morten Bugge, Director	None
Michael McAdams, Managing Director	Minority partner at and oversees investment allocations for Holly Street Wealth, a California Registered Investment Advisor

Kent Roberts, Managing Director	Independent director of Biolargo, Inc.; Member of the Advisory Board for Novus Partners

Hillcrest Asset Management, LLC (“Hillcrest”) is the investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Hillcrest is 2805 Dallas Parkway, Suite 250, Plano, Texas 75093

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hillcrest and is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hillcrest	Other Substantial Business and Connections
Brian Bruce, Chief Executive Officer	None
Deborah Ann Trask, Chief Investment Officer	None
Douglas E. Stark, Managing Director	None
Brandon L. Troegle, Portfolio Manager	None

Holland Capital Management LLC (“Holland”) is the investment sub-advisor for the American Beacon Holland Large Cap Growth Fund. The principal address of Holland is 300 W. Madison, Suite 700, Chicago, Illinois 60606.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Holland is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Holland	Other Substantial Business and Connections
Louis A. Holland, Jr.; Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.; TNE Management, LLC
Monica L. Walker; President and CEO, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus; Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain; Chief Compliance Officer	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90012-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds
Sheldon J. Lieberman; Executive Committee Member	None
C. Nigel Hurst-Brown; Executive Committee Member	Chief Executive and Director of Hotchkis and Wiley ltd.
Douglas H. Martin; Executive Committee Member	Senior Managing Director of Stephens Inc. and Board of Director of Conns, Inc.

Lazard Asset Management, LLC (“Lazard”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockerfeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Vice President and Secretary of the Fund; Chief Legal Officer of Lazard Asset Management Securities, LLC
Brian D. Simon; Chief Compliance Officer	Managing Director of Lazard Asset Management, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Head of Global Marketing, Lazard Asset Management, LLC; Chief Executive Officer

Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

Logan Circle Partners, L.P. (“Logan”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of Logan is 1717 Arch Street, Suite 1500; Philadelphia, PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Logan is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Logan	Other Substantial Business and Connections
Jude T. Driscoll; CEO/Chief Investment Officer	None
William C. Gadsden; Chief Operating Officer	None

Massachusetts Financial Services Company (“MFS”) serves as an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Co-Chief Executive Officer & Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	None+
Michael W. Roberge; President, Co-Chief Investment Officer, Director of Global Research, and Director	None+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	None+

David A. Antonelli; Vice Chairman	None+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	Trustee of various funds within the MFS Funds complex+
Carol W. Geremia; Executive Vice President	None+
James A. Jessee; Executive Vice President	None+
Timothy M. Fagan; Chief Compliance Officer	None+
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
Stephen C. Peacher; Director	President of Sun Life Investment Management and Chief Investment Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company ("MFS") serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon's Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International Holdings PTY LTD	One Carter Lane London EC4V 5ER U.K.
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul 's Churchyard, London EC4M 8AB, U.K.
MFS International Switzerland GMBH	Bahnhofstrasse 100, 8001 Zurich, Switzerland
MFS International (Hong Kong) Limited	Wheelock House, 20 Pedder Street, Level 19, Suite 1901, Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004

MFS International (Chile) SPA	Santiago Isidora 3000 Av Isidora Goyenechea #3000, Las Condes, Santiago, Chile
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	19, Rue de Bitbourg, L-1273 Luxembourg
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Bermuda Holdings LTD.	Canon's Court 22 Victoria Street Hamilton, HM 12, Bermuda
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Morgan Stanley Investment Management, Inc. (“Morgan Stanley IM”) is an investment sub-advisor for the American Beacon Emerging Markets Fund. The principal address of Morgan Stanley IM is 522 Fifth Avenue, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Morgan Stanley IM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Morgan Stanley IM	Other Substantial Business and Connections
Gregory J. Fleming Managing Director and President	Chairman, Chief Executive Officer and President of Morgan Stanley Smith Barney.
Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with Morgan Stanley IM.
Stefanie Chang Yu Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer of Morgan Stanley Distribution Inc., Chief Financial Officer of Morgan Stanley Services Company Inc. and Morgan Stanley Smith Barney.
Mary Alice Dunne Managing Director and Director	None.
Arthur Lev; Managing Director and Director	Managing Director of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.

James Janover Managing Director and Director	None.
Kevin Klingert Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc.
Karen Cassidy Managing Director and Treasurer	Treasurer of other entities affiliated with Morgan Stanley IM.
John Chiota Executive Director and Chief Anti-Money Laundering Officer	Anti-Money Laundering Officer of other entities affiliated with Morgan Stanley IM.

NISA Investment Advisors, LLC (“NISA”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of NISA is 101 South Hanley Road, Suite 1700, St. Louis, MO 63105-3487.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of NISA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with NISA	Other Substantial Business and Connections
Jess B. Yawitz; Chairman & Chief Executive Officer & Managing Member	None
William J. Marshall; President & Managing Member	None
David G. Eichhorn; Managing Director, Investment Strategies & Managing Member	None
Kenneth L. Lester; Managing Director, Portfolio Management & Managing Member	None
Anthony R. Pope; Managing Director, Portfolio Management & Managing Member	None
Gregory J. Yess; Managing Director, Client Services & Managing Member	None
Michael R. DeNorscia; Director, Operations	None
Mark A. Folkins; Chief Administrative Officer	None
Cheryl L. Hanson; Director, Client Services	None
Paul L. Jones; Director, Equity Portfolio Management	None
Matt D. Kaplan; Chief Risk Officer	None
Clarence R. Krebs; Director, Defined Contribution Solutions & Member	None
Joseph A. Murphy; Director, Portfolio Management & Member	None
Marianne O’Doherty; Chief Compliance Officer	None
Donald A. Pinkard; Chief Technology Officer	None
Bella L.F., Sanevich; General Counsel & Member	None
Daniel A. Scholz; Director, Investment Strategies	None
Kevin D. Schuman; Director, Client Services	None

Pacific Investment Management Company, LLC (“PIMCO”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PIMCO is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PIMCO	Other Substantial Business and Connections
Douglas M. Hodge, Managing Director and Chief Executive Officer, PIMCO	Trustee and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, and PIMCO ETF Trust. Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Jennifer E. Durham; Chief Compliance Officer and Executive Vice President	Chief Compliance Officer, the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Daniel J. Ivascyn, Managing Director and Group Chief Investment Officer, PIMCO
Neel T. Kashkari; Managing Director	Trustee and President of the Trust and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury
David C. Flattum; Managing Director and General Counsel	Chief Legal Officer of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Brent R. Harris; Managing Director and Executive Committee Member	Director and President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Equity Series VIT. Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Ki M. Hong; Managing Director	Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Sabrina C. Callin; Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.

Makoto Takano; Managing Director	Director and President, PIMCO Japan Ltd.
Joseph V. McDevitt; Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited.

Penn Capital Management Company, Inc. (“PENN”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of PENN is Three Crescent Drive, Suite 400, Philadelphia, PA 19112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PENN is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PENN	Other Substantial Business and Connections
Marcia A. Hocker; President	None
Richard A. Hocker; Chief Executive Officer & Chief Investment Officer	None
Gerald McBride; Chief Financial Officer & Chief Operating Officer	None
John G. Livewell; Chief Compliance Officer	None
Eric Green; Director of Research & Senior Portfolio Manager	None
Christian M. Noyes; Director of Marketing & Client Services/ Senior Managing Partner	None
Scott D. Schumacher; Senior Portfolio Manager, Senior Managing Partner	None
J. Paulo Silva; Senior Portfolio Manager	None

Pzena Investment Management, LLC (“Pzena”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None

Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer and Member with Class B Units and Class A common stock	None
Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

Signia Capital Management, LLC (“Signia”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Signia is 108 N. Washington St., Suite 305, Spokane, WA 99201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Signia is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Signia	Other Substantial Business and Connections
Richard S. Beaven; Operating Member	None
Anthony L. Bennett; Manager/Operating Member	None
Daniel E. Cronen; Operating Member	None
David C. Krebs; Chief Compliance Officer/Operating Member	None
Lawrence G. Braitman; Non-Operating Member	Playkast

Paul Greenwood; Non-Operating Member	Northern Lights Ventures
Richard L. Thompson; Non-Operating Member	Signia Venture Partners

Standish Mellon Asset Management Company, LLC (“Standish”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of Standish is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108-4408.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Standish is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Standish	Other Substantial Business and Connections
James D. MacIntyre; President and Chief Executive Officer, Board Member	None
Julia Braithwaite; Chief Compliance Officer, Secretary	None
Steven Lipiner; Treasurer	None
Mitchell E. Harris; Chairman of Fixed Income Cash and Currency Group, Executive Chairman Board Member, Trustee of Sole Owner	None
John A. Park; Trustee of Sole Owner	None
Edward H. Ladd; Board Member	None
Christine Todd; Board Member	None
Mark Santero	None

Stephens Investment Management Group, LLC (“SIMG”) is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.

Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, WA 98101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Randall L. Yoakum; Manager, Member, Chief Executive Officer	None
Gary J. Pokrzywinski; Manager, Member, Chief Investment Officer	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Operating Officer	None

Sustainable Growth Advisers, LP (“SGA”) is the investment sub-advisor for the American Beacon SGA Global Growth Fund. The principal address of SGA is 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SGA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SGA	Other Substantial Business and Connections
George P. Fraise, Co-Founder	None
Gordon Marchand, Co-Founder	Board Director- Chase Investment Counsel; Board Director- Zounds Hearing Inc.
Robert L. Rohn, Co-Founder	None

Templeton Investment Counsel, LLC (“Templeton”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Donald F. Reed; Chief Executive Officer and Chairman	None
Cynthia L. Sweeting; President/Director of Portfolio Management for the Templeton Global Equity Group	None
Antonio T. Docal; Executive Vice President and Portfolio Manager	None
Peter A. Nori; Executive Vice President and Portfolio Manager	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Exec. Vice President	None
Madison S. Gulley; Executive Vice President	None

The Boston Company Asset Management, LLC (“Boston Company”) is an investment sub-advisor for the American Beacon Small Cap Value Fund and the American Beacon Emerging Markets Fund. The principal address of Boston Company is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer & Chief Investment Officer/Manager	None
Adam B. Joffe– Executive Vice President, -Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard, Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody, Principal and Portfolio Manager	None
Andrew Wetzel, Chief Compliance Officer	None

Zebra Capital Management, LLC (“Zebra”) is the investment sub-advisor for the American Beacon Zebra Large Cap Equity Fund and American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Roger G. Ibbotson; Chairman	Professor, Yale University
John Holmgren, President	None
Peter A. Schaffer; Chief Operating Officer, Chief Compliance Officer	None

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32. Principal Underwriter

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	American Beacon Funds
4.	American Beacon Select Funds
5.	Ark ETF Trust
6.	Avenue Mutual Funds Trust
7.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
8.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
9.	Bridgeway Funds, Inc.
10.	Calamos ETF Trust
11.	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III

12.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
13.	Carlyle Select Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	Corsair Opportunity Fund
17.	Direxion Shares ETF Trust
18.	Evanston Alternative Opportunities Fund
19.	Exchange Traded Concepts Trust II
20.	FlexShares Trust
21.	Forum Funds
22.	Forum Funds II
23.	FQF Trust
24.	FSI Low Beta Absolute Return Fund
25.	Gottex Trust
26.	Henderson Global Funds
27.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
28.	Horizons ETF Trust
29.	Infinity Core Alternative Fund
30.	Ironwood Institutional Multi-Strategy Fund LLC
31.	Ironwood Multi-Strategy Fund LLC
32.	Manor Investment Funds
33.	Outlook Funds Trust
34.	Palmer Square Opportunistic Income Fund
35.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
36.	Pine Grove Alternative Fund
37.	Pine Grove Alternative Institutional Fund
38.	Plan Investment Fund, Inc.
39.	PMC Funds, Series of Trust for Professional Managers
40.	Precidian ETFs Trust
41.	Quaker Investment Trust
42.	Renaissance Capital Greenwich Funds
43.	RevenueShares ETF Trust
44.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
45.	Salient MF Trust
46.	SharesPost 100 Fund
47.	Sound Shore Fund, Inc.
48.	Steben Alternative Investment Funds
49.	Steben Select Multi-Strategy Fund
50.	The 504 Plan
51.	The Roxbury Funds
52.	TIFF Investment Program
53.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
54.	Turner Funds
55.	V2 Hedged Equity Fund, Series of Trust for Advised Portfolios
56.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

57.	Wintergreen Fund, Inc.
58.	WisdomTree Trust

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 219 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on May 29, 2015.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 219 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	May 29, 2015
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	May 29, 2015
Melinda G. Heika

Gerard J. Arpey*	Trustee	May 29, 2015
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	May 29, 2015
W. Humphrey Bogart

Brenda A. Cline*	Trustee	May 29, 2015
Brenda A. Cline

Eugene J. Duffy*	Trustee	May 29, 2015
Eugene J. Duffy

Thomas M. Dunning*	Trustee	May 29, 2015
Thomas M. Dunning

Alan D. Feld*	Trustee	May 29, 2015
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	May 29, 2015
Richard A. Massman

Barbara J. McKenna*	Trustee	May 29, 2015
Barbara J. McKenna

R. Gerald Turner*	Trustee	May 29, 2015
R. Gerald Turner

*By	/s/ Rosemary K. Behan

Rosemary K. Behan

Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
(h)(16)(Q)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015
(i)	Opinion and consent of counsel
(j)	Consent of Independent Registered Public Accounting Firm
(p)(17)	Code of Ethics for Strategic Income Management Group, LLC, dated January 2015
(p)(25)	Code of Ethics of Pacific Investment Management Company LLC, dated May 2009, as revised January 2015
(p)(34)	Code of Ethics for Acadian Asset Management LLC, dated February 2015
Other Exhibits
Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated August 8, 2014